As filed with the Securities and Exchange Commission on March 6, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-3489

THE WRIGHT MANAGED EQUITY TRUST
440 Wheelers Farms Road
Milford, Connecticut 06461

Christopher A. Madden
Three Canal Plaza, Suite 600
Portland, ME 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 – December 31, 2011

ITEM 1. REPORT TO STOCKHOLDERS.

The Wright Managed Blue Chip Investment Funds

The Wright Managed Blue Chip Investment Funds consist of three equity funds from The Wright Managed Equity Trust and two fixed income funds from The Wright Managed Income Trust. Each of the five funds have distinct investment objectives and policies. They can be used individually or in combination to achieve virtually any objective. Further, as they are all "no-load" funds (no commissions or sales charges), portfolio allocation strategies can be altered as desired to meet changing market conditions or changing requirements without incurring any sales charges.

Approved Wright Investment List

Securities selected for investment in these funds are chosen mainly from a list of "investment grade" companies maintained by Wright Investors' Service ("Wright", "WIS" or the "Adviser"). Over 31,000 global companies (covering 63 countries) in Wright's database are screened as new data becomes available to determine any eligible additions or deletions to the list. The qualifications for inclusion as "investment grade" are companies that meet Wright's Quality Rating criteria. This rating includes fundamental criteria for investment acceptance, financial strength, profitability & stability and growth. In addition, securities, which are not included in Wright's "investment grade" list, may also be selected from companies in the fund's specific benchmark (up to 20% of the market value of the portfolio) in order to achieve broad diversification. Different quality criteria may apply for the different funds. For example, the companies in the Major Blue Chip Fund would require a higher investment acceptance rating than the companies in the Selected Blue Chip Fund.

Three Equity Funds

Wright Selected Blue Chip Equities Fund (WSBC) (the "Fund") seeks to enhance total investment return through price appreciation plus income. The Fund's portfolio is characterized as a blend of growth and value stocks. The market capitalization of the companies is typically between $1-$10 billion at the time of the Fund's investment. The Adviser seeks to outperform the Standard & Poor's MidCap 400 Index ("S&P MidCap 400") by selecting stocks using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

Wright Major Blue Chip Equities Fund (WMBC) (the "Fund") seeks to enhance total investment return through price appreciation plus income by providing a broadly diversified portfolio of equities of larger well-established companies with market values of $5-$10 billion or more. The Adviser seeks to outperform the Standard & Poor's 500 Index ("S&P 500") by selecting stocks, using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

Wright International Blue Chip Equities Fund (WIBC) (the "Fund") seeks total return consisting of price appreciation plus income by investing in a broadly diversified portfolio of equities of well-established, non-U.S. companies. The Fund may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depository Receipts ("ADR's") traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment. The Adviser seeks to outperform the MSCI World ex U.S. Index ("MSCI World ex U.S.") by selecting stocks using fundamental company analysis and company-specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries, sectors and countries.

(continued on inside back cover)

Table of Contents

Investment Objectives			inside front cover
Letter to Shareholders (Unaudited)			2
Management Discussion (Unaudited)			4
Performance Summaries (Unaudited)			10
Fund Expenses (Unaudited)			20
Management and Organization (Unaudited)			71
Board of Trustees Annual Approval of the Investment Advisory Agreement (Unaudited)			72
Important Notices Regarding Privacy, Delivery of Shareholder Documents, Portfolio Holdings and Proxy Voting (Unaudited)			73

FINANCIAL STATEMENTS

The Wright Managed Equity Trust		The Wright Managed Income Trust

Wright Selected Blue Chip Equities Fund		Wright Total Return Bond Fund
Portfolio of Investments	22	Portfolio of Investments	47
Statement of Assets and Liabilities	24	Statement of Assets and Liabilities	52
Statement of Operations	24	Statement of Operations	52
Statements of Changes in Net Assets	25	Statements of Changes in Net Assets	53
Financial Highlights	26	Financial Highlights	54

Wright Major Blue Chip Equities Fund		Wright Current Income Fund
Portfolio of Investments	27	Portfolio of Investments	55
Statement of Assets and Liabilities	28	Statement of Assets and Liabilities	59
Statement of Operations	28	Statement of Operations	59
Statements of Changes in Net Assets	29	Statements of Changes in Net Assets	60
Financial Highlights	30	Financial Highlights	61

Wright International Blue Chip Equities Fund		Notes to Financial Statements	62
Portfolio of Investments	31
Statement of Assets and Liabilities	33	Report of Independent Registered Public Accounting Firm	69
Statement of Operations	33
Statements of Changes in Net Assets	34	Federal Tax Information (Unaudited)	70
Financial Highlights	35

Notes to Financial Statements	36

Report of Independent Registered Public Accounting Firm	45

Federal Tax Information (Unaudited)	46

Letter to Shareholders (Unaudited)

Dear Shareholder:

U.S. stock prices were either up modestly (Dow Jones Industrials), flat (S&P 500) or down slightly (NASDAQ) in 2011, as Europe’s debt crisis dominated financial headlines, more or less offsetting the generally strong corporate profits showing. After double-digit percentage declines in the stock market averages during the third quarter, the fourth quarter rally rescued the year 2011 from the bear market that looked to be developing in September. The year saw a strong move to quality stocks as investors shied away from risk; the dollar and U.S. Treasury bonds were also sought as safe havens, and gold glittered as an alternative bet on economic calamity. 2011 was remarkable for the Arab Spring, which unseated long-entrenched rulers, and for an intensification of pressures on Europe’s bourses and on the euro itself, which also ended up costing a number of European leaders their jobs. As 2012 begins, difficult elections lie ahead for three G-7 leaders, U.S. President Barack Obama, French President Nicolas Sarkozy and German Chancellor Angela Merkel. The incumbents will no doubt do all they can to promote a stronger economic climate; the question is: given today’s many obstacles to growth and countervailing forces in government, how much will they be able to do to jump-start the most sluggish economic recovery in modern times?

After three downbeat quarters, U.S. economic data generally exceeded expectations during the fourth quarter, with Q4 GDP growth shaping up to be the best quarterly showing for the U.S. economy – on the order of 3% – since 2010’s second quarter. Considering that a good portion of the year-end improvement in economic activity represents a favorable swing in business inventories (Q3 GDP growth was reduced around 1.3% by inventory liquidation), sustainable growth in the 3% range does not yet look to be anywhere on the horizon. Instead, about the best one can realistically project is a muddling along in the 1%-2% growth range, and even that will become problematic in the event recession in Europe were to combine with more slowing in China than the soft landing now anticipated. The long-awaited reduction in inflation pressures finally began to show up as 2011 was coming to a close, perhaps a little later than the Federal Reserve had been projecting. Commodities prices mostly went lower in 2011 with the notable exceptions of crude oil and gold, but the core rate of consumer price inflation was stubbornly above 2% as the year was ending.

This past year was also notable for the Occupy Wall Street protest movement, a product of the nation’s high unemployment and a widespread sense that financial industry leaders and government policy makers were conspiring in markets against ordinary investors and wage earners. As we have noted previously, this dissatisfaction and cynicism may be a logical result of the worst recession in the postwar period and what to date has been the shallowest recovery. Congress has drawn the scorn of constituents who believe partisanship has increased to such a degree that compromise is all but impossible, crippling the ability of government to respond to swiftly changing economic conditions. That has led to the nation’s many “kicking-the-can-down-the-road” fiscal policies, ranging from TARP to the acrimonious two-month extension of payroll tax cuts that closed out this past legislative year. Happily, while Washington does not seem to be able to kick its spending/debt habit, the private sector (i.e., households and businesses) continued to repair their balance sheets in 2011, although much more needs to be done.

Corporate profits have been the redeeming feature of our otherwise sub-par economic expansion. The U.S. economy returned to its peak 2007 fourth quarter output level in Q3 2011, 15 quarters after the recession began. That is roughly twice as long as the recoveries following the deep recessions of 1957-58, 1973-75, and 1981-82. In real terms, personal incomes have yet to return to their previous peak level. What stands out about the current recovery is the return of corporate profits to record levels; corporate profits before taxes surpassed the previous peak in the second quarter of 2010, and by this measure Q3 2011 profits were more than 120% higher than at the cycle low in Q4 2008. By contrast, at its December 2011 close, the S&P 500 stock price level was 86% above its 2009 low (but

Letter to Shareholders (Unaudited)

still 20% below its all-time high hit in October 2007). Where the U.S. had a stock market bubble in 2000 and was about to experience the bursting of the real estate bubble at the market peak in 2007, today stock prices are priced at attractive levels relative to earnings. On the basis of forecast year-ahead earnings, the S&P 500’s year-end 2011 price/earnings multiple of 12.3 is three P/E points below its average over the past quarter century.

While the Federal Reserve has had some “success” in reflating the U.S. economy, there remain downward pressures on product prices and interest rates. We continue to believe that interest rates will gradually move higher in 2012. The Fed has effectively anchored rates at the short end of the yield curve by indicating it will keep the fed funds rates close to zero through at least mid-2013. Economic activity continues to run well below the world’s productive capacity, undermining pricing power for businesses to the benefit of consumers. But consumers, still shaken by the economic and financial vicissitudes of 2008-09, have been somewhat more cautious in their spending, boosting the personal savings rate since 2007 by a factor of two relative to the 2005-07 average rate (5% vs 2.2%). That is for the good; indeed, the debt and dissaving excesses of the 1990s and 2000s probably require an extended period of more prudent financial behavior before the imbalances of the bubble years are completely washed out of the nation’s economic system. As this is occurring, we should be prepared for economic growth to remain somewhat constrained compared with long-term growth norms.

The financial turmoil of the past five years has reduced stock prices to comparatively cheap levels, as will become clear once financial conditions begin to normalize. For the most part, U.S. stock returns failed to keep pace with inflation in 2011, and outside the U.S., equities fared far worse. But the growth of corporate fundamentals (sales, assets, earnings, dividends and equity) has continued to create value for stockholders in a way that real estate and fixed-income investments are unlikely to match. Volatility may be elevated from time to time in the near term, but we retain our confidence in the longer-term ability of equities to produce significant positive real rates of return. If you have any questions or suggestions on how we can better serve your investment and wealth management needs, please let me know.

Sincerely,

Peter M. Donovan
Chairman & CEO

Management Discussion (Unaudited)

WRIGHT  EQUITY  FUNDS

In the fourth quarter of 2011, the S&P 500 gained enough to offset its loss for the first nine months of the year. Stocks were up in the first half of the year, but gave it all back and then some in the third quarter as the European debt crisis reemerged as a major risk to the global economy. While news about the European debt crisis was a major mover of the stock market for most of 2011, the protracted wrangling in Washington last summer over the U.S. government’s debt ceiling also contributed to reduced confidence on the part of investors, as well as to a downgrade of U.S. government debt to AA+ by Standard & Poor’s. The stock market’s positive fourth quarter was largely due to a strong October as investors anticipated the announcement, which finally came on October 27, of a tentative plan to resolve Europe’s debt crisis and recapitalize its banks. After the first rush of enthusiasm for the new plan, however, the markets were again besieged with doubts that Europe’s key players France and Germany would have the political will to implement any plan that would be able to keep countries such as Greece and Italy from defaulting and hold the euro together. There was also more political gridlock in Washington. In November, the Congressional Super Committee appointed as part of the debt ceiling deal couldn’t come up with an agreement on tax increases and spending cuts to reduce the budget deficits; in December, Congress could not reach an agreement on extension of supplemental unemployment benefits and 2011’s payroll tax cut for a year – even though both sides wanted to accomplish this. Instead a two-month fix once again kicked the can down the road. Given the uncertainty permeating the investment environment in the last two months of the year, it may be surprising that the market managed to hang on to most of October’s gains; the credit for this goes to steady growth in corporate profits, which have been healthy throughout 2011, and some better-than-expected U.S. economic reports suggesting that the domestic economy picked up late in the year.

The fact that the S&P 500 started and ended the year at essentially the same price belies the market volatility over the course of 2011. From its starting point in 2011, the S&P 500 had gained more than 8% by its April high, and then plunged almost 20% over the next five months before clawing its way back to even. In addition to these major swings, what is striking about 2011 is the way that good days followed bad (and vice versa) and sector performance vacillated with little conviction or staying power. In the fourth quarter, the good days outweighed the bad, with the S&P 500 returning close to 12%; the S&P 500’s 2.1% return for the year was entirely due to dividend income. The Dow Jones Industrials edged out the S&P 500 for the quarter with a 13% return; for the year, the Dow returned 8.4%. Nasdaq lagged the S&P 500 for both the quarter (8.2%) and the year (-0.8%).  The better tone to news about the U.S. economy led to relatively strong showings by cyclical groups – consumer discretionary, industrials, materials – in the fourth quarter; for the year, defensive sectors such as consumer staples, health care and utilities outperformed. Financial stocks lagged for both periods as worries about Europe’s debt crisis focused attention on banks’ financial health. The S&P MidCap 400 and SmallCap 600 both outperformed the S&P 500 for the fourth quarter but lagged for the year.

In the aggregate, both developed and developing international stock markets lagged the U.S. market for the quarter and the year. The MSCI World ex U.S. index of developed markets returned 3.5% for the fourth quarter and lost 12.2% for all of 2011 in dollar terms. Dollar appreciation cut into the returns, particularly in the fourth quarter and particularly compared to the euro. (For the year, the dollar lost ground compared to the Japanese yen.) In the fourth quarter, the euro currency markets returned 2.2%. The Japanese market lost 3.9% in dollars in the fourth quarter, while the rest of the Pacific region returned 6.0%. For all of 2011, markets in the EMU lost nearly 18% while the Pacific region lost 14%. Emerging markets returned 4.4% in dollar terms in the fourth quarter, led by healthy gains in Latin America. For the year, however, the MSCI Emerging Markets index lost more than 18%.

Management Discussion (Unaudited)

SELECTED BLUE CHIP FUND

The S&P MidCap 400 lagged the S&P 500 in 2011 with a loss of 1.7%, despite a good showing compared to the S&P 500 in the fourth quarter with a return of 13%. The Wright Selected Blue Chip Fund (WSBC), which is a mid-cap blend fund, lost 1.2% in 2011, outperforming the MidCap benchmark by 0.5%. For fourth quarter, WSBC also outperformed with a 13.3% return.

In the first quarter, strong stock selection, particularly in the financial sector, accounting for essentially all of the Fund’s outperformance compared to the S&P MidCap 400, while in the second quarter, stock selection accounted for the Fund’s underperformance, mostly due to lagging results in the technology and energy sectors. In the third quarter, when investors showed a preference for larger stocks, the Fund had a smaller loss than the benchmark as its larger median and weighted-average market cap compared to the S&P 400 worked in its favor. Underweight positions in the lagging energy and industrial sectors also helped in Q3. In the fourth quarter, strong stock selection in consumer staples, consumer discretionary and financial sectors were key to the Fund’s strong relative showing.  Looking at the year as a whole, sector weighting decisions overall had little impact on relative performance, with superior stock selection within the sectors accounting for the Fund’s outperformance compared to the S&P Midcap 400. Relative performance was particularly strong in the consumer discretionary, utility, financial and materials sectors.  Among the issues that made positive contributions for the year were retailer Ross Stores, which contributed a positive 1.1%; Kinetic Concepts +0.6% and Lubrizol +0.6%, both of which were acquired; REIT Rayonier +0.6%; and software company Alliance Data Systems +0.6%.  Detracting from relative performance were energy companies Arch Coal -0.9% and HollyFrontier       -0.7%; technology companies Lam Research and Vishay Intertechnologies, each -0.9%; and real estate developer Jones Lang LaSalle, also with a negative contribution of 0.9%.

In the face of an uncertain economic environment, WSBC is positioned in the mid-cap universe to take advantage of a preference for quality. WSBC continues to be biased to the larger companies in the S&P MidCap 400 index with larger median and weighted-average market caps compared to the S&P 400; its holdings have better historic earnings growth than the index constituents. In the aggregate, WSBC companies had lower current and forward P/E multiples than those in the MidCap 400. WIS continues to advise diversity in investment portfolios as the best way to navigate difficult economic times.

MAJOR BLUE CHIP FUND

The Wright Major Blue Chip Fund (WMBC) is managed as a blend of the large-cap growth and value stocks in the S&P 500 Composite, selected with a bias toward the higher-quality issues in the index. The WMBC Fund returned 0.1% in 2011 compared to 2.1% for the S&P 500. WMBC outperformed its benchmark in the first quarter of the year, lagged in the middle two quarters, and once again outperformed in Q4 with a 12.9% return compared to 11.8% for the S&P 500.

In the first quarter of 2011, investors favored the smaller stocks in the S&P 500. WMBC was able to overcome its higher median market cap relative to the benchmark by favorable sector allocation and stock selection. In the second and third quarters, a major factor in the Fund’s underperformance compared to the benchmark was its underweight positions in consumer staples and utility stocks, two of the S&P 500’s strongest sectors for both quarters; in the fourth quarter this underweight was a positive for performance as investors favored more cyclical groups. The fourth

Management Discussion (Unaudited)

quarter also benefited from strong showings by some of the Fund’s energy holdings (Helmerich & Payne, which contributed +1.0% to performance, National-Oilwell +0.8%, Murphy Oil +0.8) bouncing back from declines that detracted from third quarter performance. For the year as a whole, the underweights in defensive groups, particularly utilities and consumer staples, hurt Fund performance compared to the benchmark, as did the lagging performance of the Fund’s energy, health care and technology holdings relative to those sectors of the S&P 500. Partially offsetting these negatives were relatively strong showings by the Fund’s holdings in the financial and consumer discretionary sectors compared to the S&P 500. Among the issues that made the most positive contributions to the Fund’s performance for the year were consumer discretionary issues Fossil +1.2%; Ralph Lauren +1.0%; and Tiffany +0.6%. Also contributing were marine shipper Kirby Corp. +1.2% and insurer Arch Capital +0.7%. Among the detractors from full-year performance were miner Freeport McMoRan, Murphy Oil and electronics retailer Best Buy, each -0.9%; engineering company Fluor -0.7%; and financial company CME Group -0.8%.

Going into 2012, the economic environment is uncertain. WIS expects that corporate profits will continue to grow, but at a slower pace than in 2011. WMBC is well positioned for such an environment, with its bias toward the higher-quality and more substantial issues in the S&P 500. At year end, WMBC had a higher median market cap and a substantially better earnings growth record over the previous five years than the S&P 500, while offering an attractive valuation with its P/E multiples based on current and forward earnings lower than the S&P 500’s comparable multiples.

INTERNATIONAL BLUE CHIP FUND

In the aggregate, international stocks lagged U.S. stocks in the 2011. The Wright International Blue Chip Fund (WIBC) lost 13.7% in 2011 compared to the MSCI World ex U.S index’s 12.2% loss. In the first quarter of 2011, WIBC was ahead of the benchmark, but lagged in the middle two quarters of the year, particularly the third. In the fourth quarter of 2011, WIBC returned to outperformance with a 5.6% return, ahead of the benchmark’s 3.5%.

Both sector allocation and stock selection contributed positively to WIBC’s performance in the first quarter, with an underweight in the lagging consumer staples group having the most significant effect on relative performance. In the second quarter, stock selection was a negative contributor to performance, particularly in materials and industrials. The Fund’s performance was negatively affected by its position in Sino-Forest, a Canadian company with lumber interests in China, which fell sharply when its accounting practices came into question. The position was sold before the end of the second quarter. In the third quarter, the biggest factor in underperformance was a sell-off in some high-quality companies in the materials sector on concerns about an economic slowdown in China, one of their most important customers. Among the biggest decliners in Q3 were miners Rio Tinto, Teck Resources and BHP Billiton, all of which made positive contributions to performance in the fourth quarter, when stock selection in the materials sector was a major contributor to the Fund’s outperformance compared to its benchmark. For the year as a whole, the Fund’s relative performance benefited from its underweight position in the financial sector, one of the laggard sectors in the MSCI World ex U.S index last year because of growing concerns about the European debt crisis. In addition, the Fund’s financial stock selection also contributed positively. The biggest detractor from WIBC’s relative performance was the aforementioned weakness in materials stocks. Looking at individual issues, for the year positive contributions came from consumer discretionary company Jardine Cycle & Carriage, with a positive contribution of 0.4%; and real estate company Daito Trust Construction, telecom company Vodaphone, and oil company Royal Dutch Shell, which each contributed +0.2%. The list of detractors is laden with materials stocks: Sino Forest -1.0%; Rio Tinto -0.7%; Eurasian Natural Resources -0.6%. Also detracting were European banks BNP

Management Discussion (Unaudited)

Paribas -0.8% and Société Generale -0.5%.

Moving into 2012, WIBC remains overweight in Asia, which reflects our view that emerging markets such as China will be the global growth engines going forward. WIBC is underweight in financial stocks and overweight in the consumer discretionary and industrial sectors. In the aggregate, WIBC holdings are priced at significant discounts to the MSCI World ex U.S. index in terms of current price/earnings ratio. We continue to see the inclusion of international stocks as likely to enhance returns in diversified investment portfolios.

WRIGHT FIXED INCOME FUNDS

Treasury bonds yields declined over the course of 2011. Good news on the economy sent investors out of bonds and into stocks in the first quarter. For most of the rest of 2011, however, Treasury bonds rallied as investors looked for safety amidst concerns about the European debt crisis and political gridlock in the U.S.  Standard & Poor’s decision to downgrade U. S. government debt to AA+ seemed to contribute to stock market anxiety but had little effect on Treasury bonds, which rallied after the downgrade. Early in the fourth quarter the rally reversed for a while as investors anticipated the announcement, which finally came on October 27, of a tentative plan to resolve Europe’s debt crisis and recapitalize its banks. After the first rush of enthusiasm for the new plan, however, the markets were again besieged with doubts that Europe’s key players France and Germany would have the political will to implement any plan that would be able to keep countries such as Greece and Italy from defaulting and hold the euro-region together.  Before year end, Treasury bonds had resumed their rally. Treasury bond yields at the shortest maturities held at extremely low levels, pegged by the Fed’s stated intention to keep the fed funds rate near zero well into 2013. The Fed’s “operation twist,” whereby it is swapping out of short-term Treasuries into longer-dated issues probably put downward pressure on longer Treasury yields in Q4. Additionally, the inflation fears that popped up early in 2011 appear to have subsided for the time being. The 10-year T-bond yield closed 2011 at 1.88%, down from 3.30% at the beginning of the year and from 1.92% at the end of September (which was up from a record low of 1.72% reached earlier that month). The two-year Treasury yield closed the year at about 0.25%, down from near 0.60% at the end of 2010.

The Barclays U.S. Aggregate bond index’s 7.8% return compared favorably with the S&P 500’s 2.1% return for 2011. Bonds lagged stocks in the fourth quarter with a 1.1% return. All major sectors of the Barclays U.S. Aggregate had positive returns for the year and for the fourth quarter. In keeping with the rally in stocks, spreads on corporate bonds tightened a bit in the fourth quarter of 2011. Over the full year, however, spreads on corporate bonds widened, especially in the financial sector, as investors worried about problems in Europe, U.S. budget deficits and, at times, the risk of recession. Investment-grade corporate bonds returned 1.9% in the fourth quarter, more than doubling the 0.9% return on Treasury bonds. For the year, Treasury bonds were the best-performing sector in the Barclay’s Aggregate with a 9.8% return, followed by corporate bonds, which returned 8.2%. Mortgage-backed securities returned 6.2% for the year, commercial mortgage-backed issues 6.0%, asset-backed 5.1% and Agency bonds 4.9%. High-yield bonds outperformed investment grade corporate bonds in the fourth quarter, but for the year they lagged with a 5.0% return. International investment grade bonds had a loss for the fourth quarter and lagged U.S. bonds for the year with a 4.4% return in dollars, with appreciation of the dollar having a negative effect on dollar-based returns.

Management Discussion (Unaudited)

TOTAL RETURN BOND FUND

The Wright Total Return Bond Fund (WTRB), a diversified bond fund, returned 6.7% in 2011 compared to 7.8% for the Barclays U.S. Aggregate Bond index. WTRB outperformed the benchmark in the first quarter with a 0.8% return which doubled the 0.4% return for the Barclays Aggregate.  In subsequent quarters, however, it lagged its benchmark, closing the year with a 1.0% return in the fourth quarter compared to 1.1% for the Barclays Aggregate.  WTRB had a yield of 2.5% for December 2011 calculated according to SEC guidelines. Dividends paid by this Fund may be more or less than implied by this yield.

WTRB started the year with essentially a neutral duration compared to the Barclays U.S. Aggregate. In the first quarter, the duration position was shortened by a quarter-year compared to the benchmark, reflecting WIS’s expectation that interest rates would move higher. Late in August, with yields near record lows, duration was further shortened to about half a year short compared to the benchmark. Duration positioning had little effect on first-quarter performance but being short compared to the benchmark detracted from the Fund’s relative performance for the rest of 2011 as interest rates declined. The Fund’s duration position was maintained at almost half a year shorter than the benchmark as 2012 began. This positioning reflects our view that, given the uncertainty in the current economic environment, limiting potential losses from rising interest rates is an appropriate strategy even if it would dampen returns should interest rates fall further.

For all of 2011, sector allocation detracted from WTRB’s performance relative to the Barclays U.S. Aggregate benchmark. Throughout the year, WIS maintained overweight positions in corporate bonds, commercial mortgages and asset-backed securities compared to the Barclays Aggregate benchmark, while being significantly underweight in Treasury bonds. Spread tightening accounted for the Fund’s outperformance relative to the benchmark in the first quarter and made a positive contribution in the fourth quarter, but for all of 2011, spreads on non-Treasury sectors widened and Treasury bonds, which were underweighted in WTRB, was the best-performing sector of the Barclays Aggregate. At the end of 2011, the Fund’s sector weightings were: Treasury bonds 14% vs. 36% for the benchmark; agency bonds 0% vs. 6%; corporate 47% vs. 26%; mortgages 28% vs. 31%; asset-backed securities 2% vs. 0%; and commercial mortgages 8% vs. 2%, with 1% in cash.

CURRENT INCOME FUND

For 2011, the mortgage-backed sector of the bond market returned 6.2%, lagging both Treasury bonds, which returned 9.8%, and the Barclays U.S. Aggregate Bond index, which returned 7.8%. The Wright Current Income Fund (WCIF) is managed to be invested in GNMA issues (mortgage-based securities, known as Ginnie Maes, guaranteed by the full faith and credit of the U.S. government) and other mortgage-based securities. WCIF is actively managed to maximize income and minimize principal fluctuation. WCIF returned 6.2% in 2011 compared to 7.9% for the Barclays GNMA Bond index, coming in ahead of the index in the first quarter, but lagging for the rest of the year. In the fourth quarter of 2011, WCIF returned 0.9% compared to 1.3% for the Barclays GNMA benchmark. WCIF had a yield of 2.4% for December calculated according to SEC guidelines. Dividends paid by this Fund may be more or less than implied by this yield.

In addition to its holdings in GNMA-backed mortgage issues, WCIF also held issues backed by Fannie Mae (FNMA), and Freddie Mac (FHLMC), which returned less than GNMA-backed bonds in the 2011 and the fourth quarter. The Fund was 100% in Agency-backed mortgages at the end of 2011. Throughout the year the Fund had a higher average coupon than the GNMA benchmark,

Management Discussion (Unaudited)

reflecting the Fund’s mandate to maximize income. At the end of 2011, WCIF’s average coupon was 6.0%, compared to 4.7% for the GNMA benchmark. The emphasis on well-seasoned higher-coupon issues contributes to the Fund’s lower negative convexity compared to the GNMA benchmark, which results in a more stable performance when interest rates are volatile. However, in 2011, the overweight in high-coupon bonds detracted from the Fund’s relative performance. The low level of mortgage rates in the quarter raised prepayment concerns that limited high-coupon issues’ price performance compared to low-coupon issues. WCIF had a longer duration than the GNMA benchmark, but the favorable impact of the duration positioning was not enough to offset the factors that detracted from relative performance.

Performance Summaries (Unaudited)

Important

The Total Investment Return is the percent return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Past performance is not predictive of future performance.

WRIGHT SELECTED BLUE CHIP EQUITIES FUND
Growth of $10,000 Invested 1/1/02 Through 12/31/11

	Average Annual Total Return
	Last 1 Yr	Last 5 Yrs	Last 10 Yrs

— WSBC
- Return before taxes	-1.15%	2.66%	5.09%
- Return after taxes on distributions	-1.15%	1.76%	4.13%
- Return after taxes on distributions and sales of fund shares	-0.75%	2.22%	4.31%
— S&P MidCap 400*	-1.73%	3.31%	7.03%
----Average of Morningstar Mid Cap Value/Blend Funds**	-4.12%	0.38%	4.82%

Investment Value as of 12/31/11 (in thousands $)
— WSBC	$16.43
— S&P MidCap 400*	$19.74
----Average of Morningstar Mid Cap Value/Blend Funds**	$16.01

*  The Fund’s average annual return is compared with that of the S&P MidCap 400, an unmanaged index of stocks in a broad range of industries with market capitalizations of a few billion or less. The performance of the S&P MidCap 400, unlike that of the Fund, reflects no deductions for fees, expense or taxes. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.79%.  However, Wright and WISDI have contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.40%, which is in effect until April 30, 2012.  During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.  Returns greater than one year are annualized.

**  Morningstar Mid Cap Funds represent the average return of 44 funds with a  Mid Cap Value equity style prior to 12/31/99 and 177 current funds ex multi-share classes in the Mid Cap Blend category since 12/31/99 reported in the Morningstar, Inc. database.  © 2012 Morningstar, Inc. All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

Performance Summaries (Unaudited)

WRIGHT SELECTED BLUE CHIP EQUITIES FUND

Industry Weightings				Ten Largest Stock Holdings
% of net assets @ 12/31/11				% of net assets @ 12/31/11

Retailing	13.4%	Food, Beverage & Tobacco	4.1%	Ross Stores, Inc.	3.5%
Capital Goods	12.1%	Consumer Services	4.0%	Corn Products International, Inc.	3.4%
Technology Hardware & Equipment	7.7%	Utilities	3.8%	Rayonier, Inc.	3.0%
Insurance	7.2%	Semiconductors & Semiconductor Equipment	3.7%	Endo Pharmaceutical Holdings, Inc.	3.0%
Health Care Equipment & Services	6.9%	Transportation	1.8%	Advance Auto Parts, Inc.	3.0%
Real Estate	6.2%	Commercial & Professional Services	1.0%	Alliance Data Systems Corp.	2.9%
Banks	5.3%	Diversified Financials	0.8%	AGCO Corp.	2.6%
Software & Services	5.0%	Household & Personal Products	0.7%	Jones Lang LaSalle, Inc.	2.5%
Energy	4.9%	Media	0.5%	KBR, Inc.	2.5%
Pharmaceuticals & Biotechnology	4.7%	Telecommunication Services	0.4%	East West Bancorp, Inc.	2.2%
Materials	4.6%	Automobiles & Components	0.4%

Performance Summaries (Unaudited)

WRIGHT MAJOR BLUE CHIP EQUITIES FUND
Growth of $10,000 Invested 1/1/02 Through 12/31/11

	Average Annual Total Return
	Last 1 Yr	Last 5 Yrs	Last 10 Yrs

— WMBC
- Return before taxes	0.08%	-1.62%	1.33%
- Return after taxes on distributions	0.08%	-1.73%	1.21%
- Return after taxes on distributions and sales of fund shares	0.05%	-1.38%	1.09%
— S&P 500*	2.11%	-0.25%	2.92%
----Average of Morningstar Large Cap Value/Blend Funds**	-1.40%	-1.02%	2.06%

Investment Value on 12/31/11 (in thousands $)
— WMBC	$11.41
— S&P 500*	$13.34
----Average of Morningstar Large Cap Value/Blend Funds**	$12.27

*  The Fund’s average annual return is compared with that of the S&P 500, an unmanaged index of 500 widely held common stocks that generally indicates the performance of the market. The performance of the S&P 500, unlike that of the Fund, reflects no deductions for fees, expenses or taxes. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.68%.  However, Wright and WISDI have contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.40%, which is in effect until April 30, 2012.  During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.  Returns greater than one year are annualized.

**  Morningstar Large Cap Funds represent the average return of 229 funds with a  Large Cap Value equity style prior to 12/31/99 and 650 current funds ex multi-share classes in the Large Cap Blend category since 12/31/99 reported in the Morningstar, Inc. database.  © 2012 Morningstar, Inc. All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

Performance Summaries (Unaudited)

WRIGHT MAJOR BLUE CHIP EQUITIES FUND

Industry Weightings				Ten Largest Stock Holdings
% of net assets @ 12/31/11				% of net assets @ 12/31/11

Energy	16.3%	Materials	3.8%	Microsoft Corp.	4.4%
Capital Goods	11.7%	Retailing	3.8%	Johnson & Johnson	4.1%
Software & Services	11.7%	Food & Staples Retailing	3.2%	Google, Inc., Class A	4.0%
Pharmaceuticals & Biotechnology	11.2%	Transportation	3.0%	Cisco Systems, Inc.	3.9%
Insurance	10.8%	Semiconductors & Semiconductor Equipment	2.5%	Amgen, Inc.	3.7%
Technology Hardware & Equipment	7.9%	Food, Beverage & Tobacco	2.0%	Walgreen Co.	3.2%
Health Care Equipment & Services	5.2%	Consumer Durables & Apparel	0.8%	General Dynamics Corp.	3.2%
Diversified Financials	4.0%	Consumer Services	0.5%	Humana, Inc.	3.2%
				National Oilwell Varco, Inc.	3.1%
				Aflac, Inc.	3.1%

Performance Summaries (Unaudited)

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
Growth of $10,000 Invested 1/1/02 Through 12/31/11

	Average Annual Total Return
	Last 1 Yr	Last 5 Yrs	Last 10 Yrs

— WIBC
- Return before taxes	-13.65%	-7.60%	3.36%
- Return after taxes on distributions	-13.56%	-8.17%	2.94%
- Return after taxes on distributions and sales of fund shares	-8.20%	-6.22%	2.93%
— MSCI World ex U.S. Index*	-12.21%	-4.09%	5.14%
----Average of Morningstar Foreign Large Blend Funds**	-13.91%	-4.50%	4.10%

Investment Value as of 12/31/11 (in thousands $)
— WIBC	$13.92
— MSCI World ex U.S. Index*	$16.50
----Average of Morningstar Foreign Large Blend Funds**	$14.95

*  The Fund’s average annual return is compared with that of the MSCI World ex U.S. Index. While the Fund does not seek to match the returns of this index, this unmanaged index generally indicates foreign stock market performance. The performance of the MSCI World ex U.S. Index, unlike that of the Fund, reflects no deductions for fees, expenses or taxes. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.77%.  However, Wright and WISDI have contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.85%, which is in effect until April 30, 2012.  Returns greater than one year are annualized. Shares held less than 90 days will be subject to a 2.00% redemption fee.

**  Morningstar International Equity Funds represent the average of 205 current funds ex multi-share classes in the Foreign Large Blend category reported in the Morningstar, Inc. database.  © 2012 Morningstar, Inc. All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

Performance Summaries (Unaudited)

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

Country Weightings				Ten Largest Stock Holdings
% of net assets @ 12/31/11				% of net assets @ 12/31/11

United Kingdom	21.3%	Spain	3.0%	Nestle SA	4.9%
Japan	15.1%	Netherlands	2.2%	AstraZeneca PLC	3.1%
Switzerland	8.7%	Norway	1.7%	BASF SE	2.9%
France	8.6%	Sweden	1.7%	Toronto-Dominion Bank	2.6%
Canada	8.4%	Belgium	1.4%	Sumitomo Corp.	2.6%
Germany	7.7%	Brazil	1.0%	Sanofi	2.5%
Australia	5.2%	Singapore	1.0%	Yamada Denki Co., Ltd.	2.4%
Hong Kong	4.1%	Finland	0.7%	Legal & General Group PLC	2.2%
China	3.7%	United States	0.7%	Vodafone Group PLC	2.2%
Italy	3.0%	Denmark	0.5%	Rio Tinto, Ltd.	2.1%

Performance Summaries (Unaudited)

WRIGHT TOTAL RETURN BOND FUND
Growth of $10,000 Invested 1/1/02 Through 12/31/11

	Average Annual Total Return
	Last 1 Yr	Last 5 Yrs	Last 10 Yrs

— WTRB
- Return before taxes	6.68%	6.11%	5.10%
- Return after taxes on distributions	5.22%	4.46%	3.46%
- Return after taxes on distributions and sales of fund shares	4.31%	4.24%	3.38%
— Barclays Capital U.S. Aggregate Bond Index*	7.84%	6.50%	5.78%
----Average of Morningstar Intermediate Term Bond Funds**	5.77%	5.09%	4.71%

Investment Value as of 12/31/11 (in thousands $)
— WTRB	$16.45
— Barclays Capital U.S. Aggregate Bond Index*	$17.54
----Average of Morningstar Intermediate Term Bond Funds**	$15.85

*  The Fund’s average annual return is compared with that of the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index that is a broad representation of the investment-grade fixed income market in the U.S. The Barclays Capital U.S. Aggregate Bond Index,  unlike the Fund, reflects no deductions for fees, expenses or taxes. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.43%.  However, Wright and WISDI have contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 0.95%, which is in effect until April 30, 2012.  During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.  Returns greater than one year are annualized.

**  Morningstar average represents the return of 334 current funds ex multi-share classes in the Intermediate Term Bond category in the Morningstar, Inc. database.  © 2012 Morningstar, Inc. All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

Performance Summaries (Unaudited)

WRIGHT TOTAL RETURN BOND FUND

Holdings by Security Type		Five Largest Bond Holdings
% of net assets @ 12/31/11		% of net assets @ 12/31/11

Asset-Backed Securities	2.3%	GNMA, Series 2010-44, Class NK	4.00%	10/20/37	3.2%
Corporate Bonds	46.8%	U.S. Treasury Note	3.25%	06/30/16	2.7%
Mortgage-Backed Securities	36.2%	U.S. Treasury Bond	6.13%	11/15/27	2.7%
U.S. Treasuries	13.6%	U.S. Treasury Note	4.50%	05/15/17	2.7%
		FNMA Pool #888366	7.00%	04/01/37	2.3%

Holdings by Credit Quality
% of net assets @ 12/31/11

A	21%
Aa	5%
Aaa	52%
Baa	20%
<Baa	2%
U.S. Government Agencies	0%
U.S. Treasuries	0%

Performance Summaries (Unaudited)

WRIGHT CURRENT INCOME FUND
Growth of $10,000 Invested 1/1/02 Through 12/31/11

	Average Annual Total Return
	Last 1 Yr	Last 5 Yrs	Last 10 Yrs

— WCIF
- Return before taxes	6.22%	6.00%	4.82%
- Return after taxes on distributions	4.69%	4.30%	3.03%
- Return after taxes on distributions and sales of fund shares	4.01%	4.13%	3.07%
— Barclays Capital GNMA Backed Bond Index*	7.89%	6.96%	5.84%
----Average of Morningstar Government Mortgage Funds**	6.51%	5.58%	4.68%

Investment Value as of 12/31/11 (in thousands $)
— WCIF	$16.02
— Barclays Capital GNMA Backed Bond Index*	$17.64
----Average of Morningstar Government Mortgage Funds**	$15.80

*  The Fund’s average annual return is compared with that of the Barclays Capital GNMA Backed Bond Index. While the Fund does not seek to match the returns of the Barclays Capital GNMA Backed Bond Index, Wright believes that this unmanaged index generally indicates the performance of government and corporate mortgage-backed bond markets. The Barclays Capital GNMA Backed Bond Index,  unlike the Fund, reflects no deductions for fees, expenses or taxes. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.33%.  However, Wright and WISDI have contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.00%, which is in effect until April 30, 2012.  During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.  Returns greater than one year are annualized.

**  The Morningstar Government Mortgage Fund Average represents the average return of all 107 current funds ex multi-share classes with a government mortgage investment objective reported in the Morningstar, Inc. database.  © 2012 Morningstar, Inc. All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

Performance Summaries (Unaudited)

WRIGHT CURRENT INCOME FUND

Holdings by Security Type			Five Largest Bond Holdings
% of net assets @ 12/31/11			% of net assets @ 12/31/11

			FNMA Pool #995149	6.50%	10/01/38	3.7%
Agency Mortgage-Backed Securities	98.1%		GNMA, Series 2010-116, Class PB	5.00%	06/16/40	3.7%
			FNMA Pool #889307	5.00%	07/01/37	2.7%
			FHLMC Gold Pool #G08081	6.00%	09/01/35	2.5%
			FNMA Pool #256182	6.00%	03/01/36	2.5%
Weighted Average Maturity

@ 12/31/11	5.4	Years

Fund Expenses (Unaudited)

Example:
As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including redemption fees (if applicable); and (2) ongoing costs including management fees; distribution or service fees; and other fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 – December 31, 2011).

Actual Expenses:
The first line of the tables shown on the following page provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:
The second line of the tables provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in your Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (if applicable).  Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses (Unaudited)

EQUITY FUNDS				FIXED INCOME FUNDS

Wright Selected Blue Chip Equities Fund				Wright Total Return Bond Fund

	Beginning	Ending	Expenses Paid		Beginning	Ending	Expenses Paid
	Account Value (7/1/11)	Account Value (12/31/11)	During Period*		Account Value (7/1/11)	Account Value (12/31/11)	During Period*
			(7/1/11-12/31/11)				(7/1/11-12/31/11)
Actual Fund Shares	$1,000.00	$912.15	$6.75	Actual Fund Shares	$1,000.00	$1,038.11	$4.88
Hypothetical (5% return per year before expenses)				Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,018.15	$7.12	Fund Shares	$1,000.00	$1,020.42	$4.84

*Expenses are equal to the Fund’s annualized expense ratio of 1.40% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2011.

*Expenses are equal to the Fund’s annualized expense ratio of 0.95% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2011.

Wright Major Blue Chip Equities Fund				Wright Current Income Fund

	Beginning	Ending	Expenses Paid		Beginning	Ending	Expenses Paid
	Account Value (7/1/11)	Account Value (12/31/11)	During Period*		Account Value (7/1/11)	Account Value (12/31/11)	During Period*
			(7/1/11-12/31/11)				(7/1/11-12/31/11)
Actual Fund Shares	$1,000.00	$ 932.32	$6.82	Actual Fund Shares	$1,000.00	$1,031.31	$4.61
Hypothetical (5% return per year before expenses)				Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,018.15	$7.12	Fund Shares	$1,000.00	$1,020.67	$4.58

*Expenses are equal to the Fund’s annualized expense ratio of 1.40% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2011.

*Expenses are equal to the Fund’s annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2011.

Wright International Blue Chip Equities Fund

	Beginning	Ending	Expenses Paid
	Account Value (7/1/11)	Account Value (12/31/11)	During Period*
(7/1/11-12/31/11)
Actual Fund Shares	$1,000.00	$ 825.41	$8.24
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,016.18	$9.10

*Expenses are equal to the Fund’s annualized expense ratio of 1.79% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2011.

Wright Selected Blue Chip Equities Fund (WSBC)
Portfolio of Investments – As of December 31, 2011

	Shares	Value		Shares	Value
EQUITY INTERESTS - 99.2%			HOUSEHOLD & PERSONAL PRODUCTS - 0.7%
			Energizer Holdings, Inc.*	2,925	$226,629
AUTOMOBILES & COMPONENTS - 0.4%
BorgWarner, Inc.*	2,225	$141,821	INSURANCE - 7.2%
			American Financial Group, Inc.	11,445	$422,206
BANKS - 5.3%			Arthur J. Gallagher & Co.	5,650	188,936
Commerce Bancshares, Inc.	8,175	$311,631	Everest Re Group, Ltd.	2,625	220,736
East West Bancorp, Inc.	35,930	709,618	HCC Insurance Holdings, Inc.	21,495	591,113
Fulton Financial Corp.	69,640	683,168	Reinsurance Group of America, Inc.	5,855	305,924
		$1,704,417	WR Berkley Corp.	17,257	593,468
					$2,322,383
CAPITAL GOODS - 12.1%
AGCO Corp.*	19,880	$854,244	MATERIALS - 4.6%
BE Aerospace, Inc.*	14,230	550,843	Albemarle Corp.	3,030	$156,075
Hubbell, Inc. - Class B	4,035	269,780	Ashland, Inc.	5,250	300,090
KBR, Inc.	28,965	807,255	Rock-Tenn Co. - Class A	11,405	658,069
SPX Corp.	5,045	304,062	Valspar Corp.	9,285	361,836
Thomas & Betts Corp.*	9,590	523,614			$1,476,070
Timken Co.	5,350	207,098
URS Corp.*	11,405	400,544	MEDIA - 0.5%
		$3,917,440	John Wiley & Sons, Inc. - Class A	3,330	$147,852

COMMERCIAL AND PROFESSIONAL SERVICES - 1.0%			PHARMACEUTICALS & BIOTECHNOLOGY - 4.7%
Towers Watson & Co. - Class A	5,550	$332,611	Endo Pharmaceuticals Holdings, Inc.*	28,055	$968,739
			Medicis Pharmaceutical Corp. - Class A	16,250	540,313
CONSUMER SERVICES - 4.0%					$1,509,052
Brinker International, Inc.	26,245	$702,316
Cheesecake Factory, Inc. (The)*	10,705	314,192	REAL ESTATE - 6.2%
ITT Educational Services, Inc.*	4,745	269,943	Hospitality Properties Trust (REIT)	10,395	$238,877
		$1,286,451	Jones Lang LaSalle, Inc.	13,220	809,857
			Rayonier, Inc. (REIT)	21,737	970,123
DIVERSIFIED FINANCIALS - 0.8%					$2,018,857
Affiliated Managers Group, Inc.*	805	$77,240
Raymond James Financial, Inc.	6,255	193,655	RETAILING - 13.4%
		$270,895	Advance Auto Parts, Inc.	13,830	$962,983
			Ascena Retail Group, Inc.*	4,245	126,161
ENERGY - 4.9%			Dick's Sporting Goods, Inc.	2,930	108,058
Arch Coal, Inc.	28,665	$415,929	Dollar Tree, Inc.*	7,172	596,065
HollyFrontier Corp.	13,789	322,663	Foot Locker, Inc.	8,280	197,395
Oceaneering International, Inc.	8,680	400,408	PetSmart, Inc.	4,340	222,599
Southern Union Co.	8,480	357,093	PVH Corp.	7,270	512,462
Superior Energy Services, Inc.*	3,030	86,173	Rent-A-Center, Inc.	10,295	380,915
		$1,582,266	Ross Stores, Inc.	23,820	1,132,165
			Williams-Sonoma, Inc.	2,725	104,913
FOOD, BEVERAGE & TOBACCO - 4.1%					$4,343,716
Corn Products International, Inc.	20,890	$1,098,605
Ralcorp Holdings, Inc.*	2,525	215,888	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.7%
		$1,314,493	Atmel Corp.*	13,425	$108,743
			Fairchild Semiconductor International, Inc.*	22,710	273,428
HEALTH CARE EQUIPMENT & SERVICES - 6.9%			Lam Research Corp.*	18,370	680,057
Health Management Associates, Inc. - Class A*	41,480	$305,708	RF Micro Devices, Inc.*	12,920	69,768
LifePoint Hospitals, Inc.*	10,395	386,174	Skyworks Solutions, Inc.*	3,530	57,257
Lincare Holdings, Inc.	10,595	272,397			$1,189,253
Mednax, Inc.*	1,715	123,497
Omnicare, Inc.	6,965	239,944	SOFTWARE & SERVICES - 5.0%
Universal Health Services, Inc. - Class B	16,045	623,509	Alliance Data Systems Corp.*	8,980	$932,483
WellCare Health Plans, Inc.*	5,145	270,113	Synopsys, Inc.*	7,470	203,184
		$2,221,342	ValueClick, Inc.*	30,580	498,148
					$1,633,815

See Notes to Financial Statements.	22

Wright Selected Blue Chip Equities Fund (WSBC)
Portfolio of Investments – As of December 31, 2011

	Shares	Value
TECHNOLOGY HARDWARE & EQUIPMENT - 7.7%
Arrow Electronics, Inc.*	10,195	$381,395
Avnet, Inc.*	19,175	596,151
DST Systems, Inc.	5,855	266,519
Ingram Micro, Inc. - Class A*	7,670	139,517
Jack Henry & Associates, Inc.	10,195	342,654
MICROS Systems, Inc.*	1,920	89,434
QLogic Corp.*	11,810	177,150
Tech Data Corp.*	5,650	279,166
Vishay Intertechnology, Inc.*	25,030	225,020
		$2,497,006

TELECOMMUNICATION SERVICES - 0.4%
Telephone & Data Systems, Inc.	5,650	$146,278

TRANSPORTATION - 1.8%
Kansas City Southern*	8,780	$597,128

UTILITIES - 3.8%
NV Energy, Inc.	20,790	$339,916
ONEOK, Inc.	5,755	498,901
UGI Corp.	12,920	379,848
		$1,218,665

TOTAL EQUITY INTERESTS - 99.2%
(identified cost, $29,259,854)		$32,098,440

SHORT-TERM INVESTMENTS - 2.0%
Fidelity Government Money Market Fund, 0.01% (1)		$665,583

TOTAL SHORT-TERM INVESTMENTS - 2.0%
(identified cost, $665,583)		$665,583

TOTAL INVESTMENTS — 101.2%
(identified cost, $29,925,437)		$32,764,023

LIABILITIES, IN EXCESS OF OTHER ASSETS — (1.2)%		(402,264)

NET ASSETS — 100.0%		$32,361,759

REIT — Real Estate Investment Trust
*	Non-income producing security.
(1)	Variable rate security. Rate presented is as of December 31, 2011.

See Notes to Financial Statements.	23

Wright Selected Blue Chip Equities Fund (WSBC)

STATEMENT OF ASSETS AND LIABILITIES		STATEMENT OF OPERATIONS
As of December 31, 2011		For the Year Ended December 31, 2011

ASSETS:		INVESTMENT INCOME (Note 1C)
Investments, at value		0	Dividend income	$376,367
(identified cost $29,925,437) (Note 1A)	$32,764,023		Total investment income	$376,367
Receivable for fund shares sold	86,626
Dividends receivable	31,467	Expenses –
Prepaid expenses and other assets	15,622		Investment adviser fee (Note 3)	$182,636
Total assets	$32,897,738		Administrator fee (Note 3)	36,527
			Trustee expense (Note 3)	14,523
LIABILITIES:			Custodian fee	3,142
Payable for fund shares reacquired	$20,538		Accountant fee	38,408
Payable for investment securities purchased	501,834		Distribution expenses (Note 4)	76,098
Accrued expenses and other liabilities	13,607		Transfer agent fee	33,776
Total liabilities	$535,979		Printing	137
NET ASSETS	$32,361,759		Shareholder communications	7,045
			Audit services	17,317
NET ASSETS CONSIST OF:			Legal services	2,465
Paid-in capital	$28,737,960		Compliance services	870
Accumulated net realized gain on investments	785,213		Registration costs	19,069
Unrealized appreciation on investments	2,838,586		Interest expense (Note 8)	664
Net assets applicable to outstanding shares	$32,361,759		Miscellaneous	12,114
			Total expenses	$444,791
SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	3,148,022
		Deduct –
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$10.28		Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(17,976)
			Net expenses	$426,815
			Net investment loss	$(50,448)

		REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
			Net realized gain on investment transactions	$1,748,539
			Net change in unrealized appreciation (depreciation) on investments	(2,203,596)
			Net realized and unrealized loss on investments	$(455,057)
			Net decrease in net assets from operations	$(505,505)

See Notes to Financial Statements.	24

Wright Selected Blue Chip Equities Fund (WSBC)

Years Ended
STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2011	December 31, 2010

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment loss	$(50,448)	$(45,144)
0	Net realized gain on investment transactions	1,748,539	1,233,621
Net change in unrealized appreciation (depreciation) on investments	(2,203,596)	2,909,492
Net increase (decrease) in net assets from operations	$(505,505)	$4,097,969

Distributions to shareholders (Note 2)
From net investment income	$-	$(17,380)
Total distributions	$-	$(17,380)
Net increase in net assets resulting from fund share transactions (Note 6)	$4,496,809	$7,526,879
Net increase in net assets	$3,991,304	$11,607,468

NET ASSETS:
At beginning of year	28,370,455	16,762,987
At end of year	$32,361,759	$28,370,455

See Notes to Financial Statements.	25

Wright Selected Blue Chip Equities Fund (WSBC)

These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2011	2010	2009	2008	2007
Net asset value, beginning of year	$10.400	$8.400	$6.060	$11.100	$12.270
Income (loss) from investment operations:
Net investment income (loss) (1)	(0.018)	(0.022)	0.011	(0.013)	(0.013)
Net realized and unrealized gain (loss)	(0.102)	2.030	2.329	(4.121)	1.340
Total income (loss) from investment operations	(0.120)	2.008	2.340	(4.134)	1.327

Less distributions:
From net investment income	—	(0.008)	—	—	(0.016)
From net realized gains	—	—	—	(0.906)	(2.481)
Total distributions	—	(0.008)	—	(0.906)	(2.497)
Net asset value, end of year	$10.280	$10.400	$8.400	$6.060	$11.100
Total Return(2)	(1.15)%	23.93%	38.61%	(39.81)%	11.59%
Ratios/Supplemental Data(3):
Net assets, end of year (000 omitted)	$32,362	$28,370	$16,763	$13,364	$23,923
Ratios (As a percentage of average daily net assets):
Net expenses	1.40%	1.40%	1.36%	1.26%	1.26%
Net expenses after custodian fee reduction	N/A	N/A	1.36%	1.25%	1.25%
Net investment income (loss)	(0.17)%	(0.24)%	0.15%	(0.15)%	(0.10)%
Portfolio turnover rate	82%	60%	41%	72%	67%

(1)	Computed using average shares outstanding.
(2)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)
For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment loss ratios would have been as follows:

	2011	2010	2009	2008	2007
Ratios (As a percentage of average daily net assets):
Expenses	1.46%	1.79%	2.15%	1.90%	1.66%
Expenses after custodian fee reduction	N/A	N/A	2.15%	1.89%	1.66%
Net investment loss	(0.23)%	(0.63)%	(0.64)%	(0.79)%	(0.51)%

See Notes to Financial Statements.	26

Wright Major Blue Chip Equities Fund (WMBC)
Portfolio of Investments – As of December 31, 2011

	Shares	Value		Shares	Value
EQUITY INTERESTS - 98.4%			PHARMACEUTICALS & BIOTECHNOLOGY - 11.2%
			Amgen, Inc.	10,940	$702,457
CAPITAL GOODS - 11.7%			Endo Pharmaceuticals Holdings, Inc.*	14,020	484,111
Cummins, Inc.	5,360	$471,787	Forest Laboratories, Inc.*	4,920	148,879
Fastenal Co.	2,275	99,213	Johnson & Johnson	11,890	779,746
Fluor Corp.	7,635	383,659			$2,115,193
General Dynamics Corp.	9,175	609,312
Precision Castparts Corp.	3,375	556,166	RETAILING - 3.8%
WW Grainger, Inc.	515	96,403	Bed Bath & Beyond, Inc.*	1,835	$106,375
		$2,216,540	Best Buy Co., Inc.	21,875	511,219
			Ross Stores, Inc.	2,060	97,912
CONSUMER DURABLES & APPAREL - 0.8%					$715,506
Garmin, Ltd.	3,745	$149,088
			SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.5%
CONSUMER SERVICES - 0.5%			Analog Devices, Inc.	2,715	$97,142
WMS Industries, Inc.*	4,700	$96,444	Intel Corp.	15,195	368,479
					$465,621
DIVERSIFIED FINANCIALS - 4.0%
CME Group, Inc.	2,275	$554,349	SOFTWARE & SERVICES - 11.7%
IntercontinentalExchange, Inc.*	805	97,043	Accenture PLC - Class A	2,130	$113,380
T. Rowe Price Group, Inc.	1,690	96,246	Akamai Technologies, Inc.*	3,085	99,584
		$747,638	Google, Inc. - Class A*	1,175	758,932
			Microsoft Corp.	31,935	829,033
ENERGY - 16.3%			Oracle Corp.	15,855	406,681
Atwood Oceanics, Inc.*	12,480	$496,579			$2,207,610
Cameron International Corp.*	5,065	249,147
Diamond Offshore Drilling, Inc.	1,395	77,088	TECHNOLOGY HARDWARE & EQUIPMENT - 7.9%
Helmerich & Payne, Inc.	8,955	522,614	Apple, Inc.*	240	$97,200
Murphy Oil Corp.	10,425	581,089	Cisco Systems, Inc.	40,450	731,336
National Oilwell Varco, Inc.	8,735	593,893	Cognizant Technology Solutions Corp. - Class A*	1,395	89,712
Noble Corp.*	15,930	481,405	Western Digital Corp.*	18,865	583,872
Schlumberger, Ltd.	1,250	85,387			$1,502,120
		$3,087,202
			TRANSPORTATION - 3.0%
FOOD & STAPLES RETAILING - 3.2%			Kirby Corp.*	8,660	$570,174
Walgreen Co.	18,500	$611,610
			TOTAL EQUITY INTERESTS - 98.4%
FOOD, BEVERAGE & TOBACCO - 2.0%			(identified cost, $19,546,427)		$18,612,791
Brown-Forman Corp. - Class B	1,180	$95,002
Coca-Cola Co. (The)	3,965	277,431	SHORT-TERM INVESTMENTS - 1.5%
		$372,433	Fidelity Government Money Market Fund, 0.01% (1)	292,858	$292,858

HEALTH CARE EQUIPMENT & SERVICES - 5.2%			TOTAL SHORT-TERM INVESTMENTS - 1.5%
Humana, Inc.	6,825	$597,938	(identified cost, $292,858)		$292,858
Stryker Corp.	7,930	394,201
		$992,139	TOTAL INVESTMENTS — 99.9%
			(identified cost, $19,839,285)		$18,905,649
INSURANCE - 10.8%
Aflac, Inc.	13,580	$587,471	OTHER ASSETS, IN EXCESS OF LIABILITIES — 0.1%		15,314
Arch Capital Group, Ltd.*	14,975	557,519
PartnerRe, Ltd.	6,825	438,233	NET ASSETS — 100.0%		$18,920,963
RenaissanceRe Holdings, Ltd.	6,315	469,647
		$2,052,870	PLC — Public Limited Company
			* Non-income producing security.
MATERIALS - 3.8%			(1) Variable rate security. Rate presented is as of December 31, 2011.
CF Industries Holdings, Inc.	1,400	$202,972
Freeport-McMoRan Copper & Gold, Inc.	10,865	399,723
Monsanto Co.	1,540	107,908
		$710,603

See Notes to Financial Statements.	27

Wright Major Blue Chip Equities Fund (WMBC)

STATEMENT OF ASSETS AND LIABILITIES		STATEMENT OF OPERATIONS
As of December 31, 2011		For the Year Ended December 31, 2011

ASSETS:		INVESTMENT INCOME (Note 1C)
Investments, at value		0	Dividend income	$258,102
(identified cost $19,839,285) (Note 1A)	$18,905,649		Total investment income	$258,102
Receivable for fund shares sold	2,334
Dividends receivable	10,116	Expenses –
Prepaid expenses and other assets	14,815		Investment adviser fee (Note 3)	$117,907
Total assets	$18,932,914		Administrator fee (Note 3)	23,582
			Trustee expense (Note 3)	14,523
LIABILITIES:			Custodian fee	5,000
Accrued expenses and other liabilities	$11,951		Accountant fee	37,554
Total liabilities	$11,951		Distribution expenses (Note 4)	49,128
NET ASSETS	$18,920,963		Transfer agent fee	31,434
			Printing	88
NET ASSETS CONSIST OF:			Shareholder communications	6,157
Paid-in capital	$25,078,622		Audit services	17,252
Accumulated net realized loss on investments	(5,224,023)		Legal services	682
Unrealized depreciation on investments	(933,636)		Compliance services	812
Net assets applicable to outstanding shares	$18,920,963		Registration costs	19,172
			Interest expense (Note 8)	1,164
SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	1,543,767		Miscellaneous	9,633
			Total expenses	$334,088
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$12.26
		Deduct –
			Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(57,809)
			Net expenses	$276,279
			Net investment loss	$(18,177)

		REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
			Net realized gain on investment transactions	$2,830,519
			Net change in unrealized appreciation (depreciation) on investments	(2,666,829)
			Net realized and unrealized gain on investments	$163,690
			Net increase in net assets from operations	$145,513

See Notes to Financial Statements.	28

Wright Major Blue Chip Equities Fund (WMBC)

Years Ended
STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2011	December 31, 2010

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income (loss)	$(18,177)	$92,781
0	Net realized gain on investment transactions	2,830,519	1,024,058
Net change in unrealized appreciation (depreciation) on investments	(2,666,829)	1,503,779
Net increase in net assets from operations	$145,513	$2,620,618

Distributions to shareholders (Note 2)
From net investment income	$-	$(94,651)
Total distributions	$-	$(94,651)
Net decrease in net assets resulting from fund share transactions (Note 6)	$(2,900,561)	$(8,187,311)
Net decrease in net assets	$(2,755,048)	$(5,661,344)

NET ASSETS:
At beginning of year	21,676,011	27,337,355
At end of year	$18,920,963	$21,676,011

See Notes to Financial Statements.	29

Wright Major Blue Chip Equities Fund (WMBC)

These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2011	2010	2009	2008	2007

Net asset value, beginning of year	$12.250	$10.870	$9.340	$14.520	$13.790
Income (loss) from investment operations:
Net investment income (loss) (1)	(0.012)	0.044	0.099	0.104	0.091
Net realized and unrealized gain (loss)	0.022	1.389	1.564	(5.169)	0.728
Total income (loss) from investment operations	0.010	1.433	1.663	(5.065)	0.819

Less distributions:
From net investment income	—	(0.053)	(0.133)	(0.115)	(0.089)
Net asset value, end of year	$12.260	$12.250	$10.870	$9.340	$14.520
Total Return(2)	0.08%	13.19%	17.83%	(34.85)%	5.96%
Ratios/Supplemental Data(3):
Net assets, end of year (000 omitted)	$18,921	$21,676	$27,337	$32,484	$57,750
Ratios (As a percentage of average daily net assets):
Net expenses	1.40%	1.41%	1.36%	1.26%	1.26%
Net expenses after custodian fee reduction	N/A	N/A	1.36%	1.25%	1.25%
Net investment income (loss)	(0.09)%	0.39%	1.06%	0.86%	0.63%
Portfolio turnover rate	154%	68%	69%	58%	55%

(1) Computed using average shares outstanding.
(2)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)
For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income (loss) ratios would have been as follows:

	2011	2010	2009	2008	2007

Ratios (As a percentage of average daily net assets):
Expenses	1.70%	1.68%	1.55%	1.37%	1.28%
Expenses after custodian fee reduction	N/A	N/A	1.55%	1.36%	1.27%
Net investment income (loss)	(0.39)%	0.13%	0.86%	0.75%	0.61%

See Notes to Financial Statements.	30

Wright International Blue Chip Equities Fund (WIBC)
Portfolio of Investments – As of December 31, 2011

	Shares	Value		Shares	Value
EQUITY INTERESTS - 99.7%			GERMANY - 7.7%
			Adidas AG	3,023	$197,801
AUSTRALIA - 5.2%			Allianz SE	1,481	142,096
Australia & New Zealand Banking Group, Ltd.	7,702	$162,107	BASF SE	14,303	995,865
Commonwealth Bank of Australia	10,549	532,306	Bayer AG	4,335	277,997
Incitec Pivot, Ltd.	75,548	240,875	Bayerische Motoren Werke AG	1,771	118,503
Rio Tinto, Ltd.	11,353	701,838	Henkel AG & Co. KGaA (Preferred Stock), 0.72%	2,466	142,839
Westpac Banking Corp.	6,507	133,420	Infineon Technologies AG	25,491	191,929
		$1,770,546	Muenchener Rueckversicherungs AG - Class R	1,124	138,024
			Siemens AG	1,739	166,679
BELGIUM - 1.4%			Volkswagen AG	2,108	282,596
Delhaize Group SA	8,290	$467,110			$2,654,329

BRAZIL - 1.0%			HONG KONG - 4.1%
Cia de Bebidas das Americas, ADR	9,319	$336,323	ASM Pacific Technology, Ltd.	10,300	$115,578
			Cheung Kong Holdings, Ltd.	45,000	535,369
CANADA - 8.4%			Guangdong Investment, Ltd.	167,500	101,579
Agrium, Inc.	5,932	$398,360	Techtronic Industries Co.	84,000	86,416
Bank of Nova Scotia	6,671	333,010	Yue Yuen Industrial Holdings, Ltd.	174,000	550,009
Canadian National Railway Co.	3,248	255,661			$1,388,951
Canadian Natural Resources, Ltd.	5,486	205,012
CGI Group, Inc. - Class A*	17,916	337,822	ITALY - 3.0%
First Quantum Minerals, Ltd.	10,783	212,324	Enel SpA	108,355	$442,238
Teck Resources, Ltd. - Class B	6,609	233,076	ENI SpA (Azioni Ordinarie)	27,741	576,552
Toronto-Dominion Bank (The)	11,968	896,674			$1,018,790
		$2,871,939
			JAPAN - 15.1%
CHINA - 3.7%			Brother Industries, Ltd.	13,200	$162,126
Baidu, Inc., ADR*	4,302	$501,054	Daito Trust Construction Co., Ltd.	6,300	540,421
China Petroleum & Chemical Corp., ADR	2,079	218,399	Fast Retailing Co., Ltd.	600	109,176
China Railway Construction Corp., Ltd. - Class H	261,500	144,107	ITOCHU Corp.	68,800	699,267
CNOOC, Ltd., ADR	1,029	179,746	KDDI Corp.	47	302,379
ENN Energy Holdings, Ltd.	34,000	109,005	Marubeni Corp.	14,000	85,339
Xinyi Glass Holdings, Ltd.	222,000	127,484	Mitsubishi Corp.	23,000	464,843
		$1,279,795	Mitsui & Co., Ltd.	23,700	368,715
			Nippon Electric Glass Co., Ltd.	24,000	237,692
DENMARK - 0.5%			Nippon Telegraph & Telephone Corp.	7,500	383,578
AP Moeller - Maersk A/S - Class B	27	$178,826	ORIX Corp.	1,330	109,940
			Sumitomo Corp.	65,900	892,485
FINLAND - 0.7%			Yamada Denki Co., Ltd.	11,810	804,320
Nokian Renkaat OYJ	4,134	$133,520			$5,160,281
Sampo OYJ - Class A	4,051	100,811
		$234,331	NETHERLANDS - 2.2%
			Aegon NV*	25,562	$102,902
FRANCE - 8.6%			Fugro NV, ADR	4,772	278,114
Alstom SA	5,512	$167,651	Koninklijke Boskalis Westminster NV	10,528	388,004
BNP Paribas SA	12,262	483,109			$769,020
Cie Generale des Etablissements Michelin - Class B	4,890	289,943
France Telecom SA	7,704	121,361	NORWAY - 1.7%
PPR	1,441	206,986	Telenor ASA	30,095	$494,696
Sanofi	11,660	858,992	Yara International ASA	2,332	93,781
Schneider Electric SA	1,911	100,918			$588,477
Societe Generale SA	5,550	123,957
Technip SA	1,345	126,795	SINGAPORE - 1.0%
Total SA	9,348	479,337	Jardine Cycle & Carriage, Ltd.	9,000	$333,999
		$2,959,049

See Notes to Financial Statements.	31

Wright International Blue Chip Equities Fund (WIBC)
Portfolio of Investments – As of December 31, 2011

	Shares	Value	ADR — American Depository Receipt
			PLC — Public Limited Company
SPAIN - 3.0%
Banco Santander SA	59,034	$449,847	*	Non-income producing security.
Repsol YPF SA	6,110	188,259	(1)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At year end, the value of these securities amounted
Telefonica SA	21,914	380,772		to $16,120 or 0.0% of net assets.
		$1,018,878

SWEDEN - 1.7%
Getinge AB - Class B	11,048	$281,063
Skanska AB - Class B	7,414	123,291
Tele2 AB - Class B	9,334	182,315
		$586,669

SWITZERLAND - 8.7%
Nestle SA	28,792	$1,662,676
Novartis AG	7,197	413,302
Swatch Group AG (The)	1,190	447,316
Zurich Financial Services AG (Inhaberktie)*	2,067	469,722
		$2,993,016

UNITED KINGDOM - 21.3%
Anglo American PLC	4,873	$180,165
AstraZeneca PLC	23,187	1,072,039
Aviva PLC	31,267	146,165
Balfour Beatty PLC	32,705	134,590
Barclays PLC (Ordinary)	84,173	230,297
BG Group PLC	25,527	546,079
BHP Billiton PLC	22,194	647,582
BP PLC	85,349	610,811
Centrica PLC	62,009	278,793
Ensco PLC, ADR	3,940	184,865
Eurasian Natural Resources Corp. PLC	37,041	365,828
GlaxoSmithKline PLC	8,248	188,620
Legal & General Group PLC	477,360	762,638
Rio Tinto PLC	3,667	178,090
Rolls-Royce Holdings PLC*	23,720	275,184
Rolls-Royce Holdings PLC – Class C* (1)	1,673,043	16,120
Royal Dutch Shell PLC - Class B	7,484	285,422
Standard Chartered PLC	5,393	118,092
Vodafone Group PLC	268,932	747,708
WPP PLC	12,495	131,172
Xstrata PLC	12,402	188,499
		$7,288,759

UNITED STATES - 0.7%
BlackRock, Inc.	814	$145,087
Cognizant Technology Solutions Corp. - Class A*	1,764	113,443
		$258,530
TOTAL EQUITY INTERESTS - 99.7%
(identified cost, $33,263,847)		$34,157,618

TOTAL INVESTMENTS — 99.7%
(identified cost, $33,263,847)		$34,157,618

OTHER ASSETS, IN EXCESS OF LIABILITIES — 0.3%		91,979

NET ASSETS — 100.0%		$34,249,597

See Notes to Financial Statements.	32

Wright International Blue Chip Equities Fund (WIBC)

STATEMENT OF ASSETS AND LIABILITIES		STATEMENT OF OPERATIONS
As of December 31, 2011		For the Year Ended December 31, 2011

ASSETS:		INVESTMENT INCOME (Note 1C)
Investments, at value		0	Dividend income (net of foreign taxes $193,976)	$1,378,227
(identified cost $33,263,847) (Note 1A)	$34,157,618		Income from securities lending (net)	36,130
Foreign currency, at value			Total investment income	$1,414,357
(identified cost $789) (Note 1A)	789
Receivable for fund shares sold	27,439	Expenses –
Dividends receivable	36,113		Investment adviser fee (Note 3)	$338,656
Tax reclaims receivable	92,498		Administrator fee (Note 3)	71,964
Prepaid expenses and other assets	16,745		Trustee expense (Note 3)	14,671
Total assets	$34,331,202		Custodian fee	39,082
			Accountant fee	63,350
LIABILITIES:			Distribution expenses (Note 4)	105,829
Outstanding line of credit (Note 8)	$51,727		Transfer agent fee	53,957
Payable for fund shares reacquired	8,164		Printing	191
Accrued expenses and other liabilities	21,714		Shareholder communications	7,754
Total liabilities	$81,605		Audit services	17,570
NET ASSETS	$34,249,597		Legal services	1,496
			Compliance services	891
NET ASSETS CONSIST OF:			Registration costs	19,000
Paid-in capital	$86,191,554		Interest expense (Note 8)	2,159
Accumulated net realized loss on investments and foreign currency	(52,876,311)		Miscellaneous	18,731
Undistributed net investment income	37,004		Total expenses	$755,301
Unrealized appreciation on investments and foreign currency	897,350
Net assets applicable to outstanding shares	$34,249,597		Net investment income	$659,056

SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	2,722,816	REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
		Net realized gain (loss) –
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$12.58		Investment transactions	$1,683,976
			Foreign currency transactions	(20,918)
			Net realized gain	$1,663,058

		Change in unrealized appreciation (depreciation) –
			Investments	$(7,908,777)
			Foreign currency translations	(17,730)
			Net change in unrealized appreciation (depreciation) on investments	$(7,926,507)
			Net realized and unrealized loss on investments and foreign currency translations	$(6,263,449)
			Net decrease in net assets from operations	$(5,604,393)

See Notes to Financial Statements.	33

Wright International Blue Chip Equities Fund (WIBC)

	Years Ended
STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2011	December 31, 2010

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income	$659,056	$697,013
Net realized gain on investment and foreign currency transactions	1,663,058	1,142,339
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(7,926,507)	(507,476)
Net increase (decrease) in net assets from operations	$(5,604,393)	$1,331,876

Distributions to shareholders (Note 2)
From net investment income	$(683,131)	$(1,672,543)
Total distributions	$(683,131)	$(1,672,543)
Net decrease in net assets resulting from fund share transactions (Note 6)	$(9,456,804)	$(18,504,338)
Net decrease in net assets	$(15,744,328)	$(18,845,005)

NET ASSETS:
At beginning of year	49,993,925	68,838,930
At end of year	$34,249,597	$49,993,925

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF YEAR	$37,004	$1,556

See Notes to Financial Statements.	34

Wright International Blue Chip Equities Fund (WIBC)

These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2011	2010	2009	2008	2007

Net asset value, beginning of year	$14.860	$14.460	$10.810	$22.470	$22.830
Income (loss) from investment operations:
Net investment income (1)	0.224	0.170	0.208	0.483	0.434
Net realized and unrealized gain (loss)	(2.256)	0.640	3.442	(11.002)	0.755
Total income (loss) from investment operations	(2.032)	0.810	3.650	(10.519)	1.189

Less distributions:
From net investment income	(0.248)	(0.410)	—	(0.575)	(0.491)
From net realized gains	—	—	—	(0.558)	(1.058)
Tax return of capital	—	—	—	(0.008)	—
Total distributions	(0.248)	(0.410)	—	(1.141)	(1.549)
Redemption Fees(1)	— (2)	— (2)	—	—	—
#
Net asset value, end of year	$12.580	$14.860	$14.460	$10.810	$22.470
Total Return(3)	13.65)%	5.76%	33.77%	(47.74)%	5.50%
Ratios/Supplemental Data(4):
Net assets, end of year (000 omitted)	$34,250	$49,994	$68,839	$67,146	$183,608
Ratios (As a percentage of average daily net assets):
Net expenses	1.78%	1.74%	1.63%	1.54%	1.49%
Net expenses after custodian fee reduction	N/A	N/A	1.63%	1.53%	1.47%
Net investment income	1.56%	1.23%	1.75%	2.71%	1.82%
Portfolio turnover rate	50%	2%	63%	82%	138%

(1)	Computed using average shares outstanding.
(2)	Less than $0.001 per share.
(3)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(4)
For the year ended December 31, 2010, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income ratios would have been as follows:

	2010

Ratios (As a percentage of average daily net assets):
Gross expenses	1.76%
Net investment income	1.22%

See Notes to Financial Statements.	35

The Wright Managed Equity Trust
Notes to Financial Statements

1. Significant Accounting Policies

Wright Selected Blue Chip Equities Fund (“WSBC”), Wright Major Blue Chip Equities Fund (“WMBC”), and Wright International Blue Chip Equities Fund (“WIBC”) (each a “Fund” and collectively, the “Funds”) (the Funds constituting Wright Managed Equity Trust (the “Trust”)), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Funds seek to provide total return consisting of price appreciation and current income.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Investment Valuations – Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service. Investments in open-end mutual funds are valued at net asset value. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a third party pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges are monitored by the investment adviser and may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Funds in a manner that most fairly reflects the security’s value, or the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B. Investment Transactions – Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C. Income – Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Funds are informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Funds’ understanding of applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium and accretion of discount.

D. Federal Taxes – Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes are provided for based on WIBC’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. At December 31,

The Wright Managed Equity Trust
Notes to Financial Statements

2011, WMBC and WIBC, for federal income tax purposes, had capital loss carryforwards of $5,140,711 and $52,085,864, respectively, which will reduce each Fund’s taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

December 31,	WMBC	WIBC
2016	$ 203,325	$17,388,448
2017	4,937,386	34,697,416

As of December 31, 2011, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended December 31, 2011, remains subject to examination by the Internal Revenue Service.

E. Expenses – The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

F. Redemption Fees – A shareholder who redeems or exchanges shares of WIBC within 90 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to WIBC to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

G. Foreign Currency Translation – Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H. Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I. Indemnifications – Under each Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Funds. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

2. Distributions to Shareholders

It is the present policy of the Trust to make annual distributions of all or substantially all of the net investment income of the Funds and to distribute annually all or substantially all of the net realized capital gains (reduced by available capital loss carryforwards from prior years, if any) of the Funds. Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the same Fund at the net asset value as of the reinvestment date or, at the election of the

The Wright Managed Equity Trust
Notes to Financial Statements

shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. GAAP requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions paid for the year ended December 31, 2011, and December 31, 2010, was as follows:

Year Ended 12/31/11	WSBC	WMBC	WIBC
Distributions declared from:
Ordinary income	$-	$-	$683,131

Year Ended 12/31/10	WSBC	WMBC	WIBC
Distributions declared from:
Ordinary income	$17,380	$94,651	$1,672,543

During the year ended December 31, 2011, the following amounts were reclassified due to differences between book and tax accounting, primarily for net operating losses, foreign currency gain (loss), distributions from real estate investment trusts and passive foreign investment company transactions.

Increase (decrease):	WSBC	WMBC	WIBC
Paid-in capital	$(82,230)	$(18,177)	$-
Accumulated net realized gain (loss)	31,782	-	(59,523)
Accumulated undistributed net investment income (loss)	50,448	18,177	59,523

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	WSBC	WMBC	WIBC
Undistributed ordinary income	$-	$-	$42,290
Undistributed long-term gain	1,149,464	-	-
Capital loss carryforward and post October losses	-	(5,140,711)	(52,085,864)
Net unrealized appreciation (depreciation)	2,474,335	(1,016,948)	101,617
Total	$3,623,799	$(6,157,659)	$(51,941,957)

The difference between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales and passive foreign investment company transactions.

3. Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Wright Investor Services, Inc. (“Wright”) as compensation for investment advisory services rendered to the Funds. The fees are computed at annual rates of the Funds' average daily net assets as noted below, and are payable monthly.

The Wright Managed Equity Trust
Notes to Financial Statements

Annual Advisory Fee Rates
Fund	Under $100 Million	$100 Million to $250 Million	$250 Million to $500 Million	$500 Million to $1 Billion	Over $1 Billion
WSBC	0.60%	0.57%	0.54%	0.50%	0.45%
WMBC	0.60%	0.57%	0.54%	0.50%	0.45%
WIBC	0.80%	0.78%	0.76%	0.72%	0.67%

For the year ended December 31, 2011, the fee and the effective annual rate, as a percentage of average daily net assets for each of the Funds were as follows:

Fund	Investment Adviser Fee	Effective Annual Rate
WSBC	$182,636	0.60%
WMBC	$117,907	0.60%
WIBC	$338,656	0.80%

The administrator fee is earned by Wright for administering the business affairs of each Fund. The fee is computed at an annual rate of 0.17% of WIBC’s average daily net assets up to $100 million and 0.07% of average daily net assets over $100 million. The fee is computed at an annual rate of 0.12% of WSBC’s and WMBC’s average daily net assets up to $100 million and 0.07% of average daily net assets over $100 million. Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) serves as sub-administrator of the Funds to perform certain services of the administrator as may be agreed upon between the administrator and sub-administrator. The sub-administration fee is paid by Wright.

For the year ended December 31, 2011, the administrator fee for WSBC, WMBC and WIBC amounted to $36,527, $23,582 and $71,964, respectively.

Certain Trustees and officers of the Trust are Trustees or officers of the above organizations and/or of the Funds’ principal underwriter. Except as to Trustees of the Trust who are not employees of Atlantic or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Atlantic and Wright.  The Trustees are compensated by the Trust in conjunction with the Wright Managed Income Trust, rather than on a per Trust or per Fund basis. Quarterly retainer fees are paid in the amount of $4,000 to the Lead Trustee, $3,500 to the Secretary of Independent Trustees, and $3,000 each to the remaining Trustees. In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in each Fund’s Statement of Operations.

4. Distribution and Service Plans

The Trust has in effect a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that each Fund will pay Wright Investors’ Service Distributors, Inc. (“WISDI”), the principal underwriter, a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, a distribution fee of 0.25% of the average daily net assets of each Fund for distribution services and facilities provided to the Funds by WISDI.  Distribution fees paid or accrued to WISDI for the year ended December 31, 2011, for WSBC, WMBC and WIBC were $76,098, $49,128 and $105,829, respectively. In addition, the Trustees have adopted a service plan (the “Service Plan”) which allows the Funds to reimburse the principal underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each Fund’s shares. The combined amount of service fees payable under the Service Plan and Rule 12b-1 distribution fees may not exceed 0.25% annually of each Fund’s average daily net assets. For the year ended December 31, 2011, the Funds did not accrue or pay any service fees.

Pursuant to an Expense Limitation Agreement, Wright and WISDI have agreed to waive all or a portion of

The Wright Managed Equity Trust
Notes to Financial Statements

their fees and reimburse expenses to the extent that total annual operating expenses exceed 1.40% of the average daily net assets of each of WSBC and WMBC and 1.85% of the average daily net assets of WIBC through April 30, 2012 (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business). Thereafter, the waiver and reimbursement may be changed or terminated at any time. Pursuant to this agreement, Wright waived and/or reimbursed investment adviser fees of $8,681 for WMBC. WISDI waived distribution fees of $17,976 and $49,128 for WSBC and WMBC, respectively.

5. Investment Transactions

Purchases and sales of investments, other than short-term obligations, were as follows:

Year Ended December 31, 2011
	WSBC	WMBC	WIBC
Purchases	$28,971,327	$30,725,840	$21,430,118
Sales	$24,691,709	$33,813,634	$30,564,663

6. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
WSBC
Sold	1,217,920	$12,601,664	1,241,263	$12,152,747
Issued to shareholders in payment of distributions declared	-	-	1,655	14,572
Redemptions	(797,792)	(8,104,855)	(510,109)	(4,640,440)
Net increase	420,128	$4,496,809	732,809	$7,526,879
				40543
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
WMBC
Sold	265,696	$3,265,816	203,955	$2,262,037
Issued to shareholders in payment of distributions declared	-	-	6,975	84,020
Redemptions	(491,607)	(6,166,377)	(956,638)	(10,533,368)
Net decrease	(225,911)	$(2,900,561)	(745,708)	$(8,187,311)

The Wright Managed Equity Trust
Notes to Financial Statements
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
WIBC
Sold	366,751	$5,165,522	444,936	$6,282,185
Issued to shareholders in payment of distributions declared	48,799	606,608	89,482	1,264,509
Redemptions	(1,056,710)	(15,228,963)	(1,930,614)	(26,052,262)
Redemption fees	-	29	-	1,230
Net decrease	(641,160)	$(9,456,804)	(1,396,196)	$(18,504,338)

7. Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2011, as computed on a federal income tax basis, were as follows:

Year Ended December 31, 2011
	WSBC	WMBC	WIBC
Aggregate cost	$30,289,688	$19,922,597	$34,059,580
Gross unrealized appreciation	$4,459,668	$921,191	$4,174,972
Gross unrealized depreciation	(1,985,333)	(1,938,139)	(4,076,934)
Net unrealized appreciation (depreciation)	$2,474,335	$(1,016,948)	$98,038

8. Line of Credit

The Funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with Union Bank of California, N.A. (“Union Bank”). The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the LIBOR rate. Because the line of credit is not available exclusively to each Fund, they may be unable to borrow some or all of the Funds’ requested amounts at any particular time. At December 31, 2011, WIBC had a balance outstanding pursuant to this line of credit of $51,727 at an interest rate of 1.30%.

The average borrowings and average interest rate (based on days with outstanding balances) for the year ended December 31, 2011, were as follows:

	WSBC	WMBC	WIBC
Average borrowings	$685,047	$202,248	$350,155
Average interest rate	1.26%	1.23%	1.24%

9. Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse

The Wright Managed Equity Trust
Notes to Financial Statements

changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Funds, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

10. Securities Lending Agreement

WIBC has established a securities lending arrangement with Union Bank as securities lending agent in which WIBC lends portfolio securities to a broker in exchange for collateral consisting of cash in an amount at least equal to the market value of the securities on loan. Cash collateral may be invested in government securities. WIBC earns interest on the amount invested in the portfolio, but it must pay to or receive from a broker a rebate fee, depending on the securities loaned, computed as a varying percentage of the collateral received. The broker fee and interest income earned is offset by the broker rebate fees paid of $50,354 for the year ended December 31, 2011. In the event of counterparty default, WIBC is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. WIBC bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. WIBC has the right under the securities lending agreement to recover the securities from the borrower on demand. As of December 31, 2011, WIBC had no securities on loan.

11. Fair Value Measurements

Under GAAP for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2011, the inputs used in valuing each Fund’s investments, which are carried at value, were as follows:

WSBC
Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Interests	$32,098,440	$-	$-	$32,098,440
Short-Term Investments	-	665,583	-	665,583
Total Investments	$32,098,440	$665,583	$-	$32,764,023

The Wright Managed Equity Trust
Notes to Financial Statements

WMBC
Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Interests	$18,612,791	$-	$-	$18,612,791
Short-Term Investments	-	292,858	-	292,858
Total Investments	$18,612,791	$292,858	$-	$18,905,649

WIBC
Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Interests	$34,141,498	$-	$16,120	$34,157,618
Total Investments	$34,141,498	$-	$16,120	$34,157,618

The Level 1 inputs displayed in these tables under Equity Interests are Common Stock and Preferred Stock. Refer to each Fund’s Portfolio of Investments for a further breakout of each security by type.

There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2011.  The security identified below as a transfer into Level 3 represents shares that were received as a result of a corporate action.

The following is a reconciliation of Level 3 assets (at either the beginning or ending of the period) for WIBC for which significant unobservable inputs were used to determine fair value.

Equity Interests

Balance as of 12/31/10	$-
Transfers In	16,120
Balance as of 12/31/11	$16,120
Net change in unrealized appreciation from investments held as of 12/31/11 *	$16,120

* The change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) of investments in the accompanying Statement of Operations.

12. New Accounting Pronouncement

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.”  ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”).  ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011.  Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

13. Regulated Investment Company Modernization Act

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was enacted on December 22, 2010. The Modernization Act makes changes to several of the federal income and excise tax

The Wright Managed Equity Trust
Notes to Financial Statements

provisions impacting each Fund. In general, the provisions of the Modernization Act are effective for the Funds' fiscal year ending December 31, 2011. The Modernization Act provides several benefits, including unlimited carryover on future capital losses, simplification provisions on asset diversification and/or qualifying income tests, and several provisions aimed at preserving the character of distributions made by a fiscal year regulated investment company.

14. Review for Subsequent Events

In connection with the preparation of the financial statements of the Funds as of and for the year ended December 31, 2011, events and transactions subsequent to December 31, 2011, have been evaluated by the Funds’ management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

The Wright Managed Equity Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Wright Managed Equity Trust
and the Shareholders of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund:

We have audited the accompanying statements of assets and liabilities of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund (the “Funds”), each a series of shares of beneficial interest in The Wright Managed Equity Trust, including the portfolios of investments, as of December 31, 2011, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2009 were audited by other auditors whose report dated February 23, 2010, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund as of December 31, 2011, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 17, 2012

The Wright Managed Equity Trust
Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2012 showed the tax status of all distributions paid to your account in calendar year 2011.  Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.  As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of a Fund’s fiscal year end regarding capital gain dividends, and the status of qualified dividend income for individuals, the dividends received deduction for corporations and the foreign tax credit.

Qualified Dividend Income – Wright International Blue Chip Equities Fund designates 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Wright Total Return Bond Fund (WTRB)
Portfolio of Investments – As of December 31, 2011

Face Amount	Description	Coupon Rate		Maturity Date	Value
FIXED INCOME INVESTMENTS - 98.9%

ASSET-BACKED SECURITIES - 2.3%

$310,000	Citibank Credit Card Issuance Trust, Series 2009-A1, Class A1	2.028%	(1)	03/17/14	$311,087
170,000	Harley-Davidson Motorcycle Trust, Series 2009-1, Class A4	4.550%		01/15/17	172,653
195,000	PSE&G Transition Funding LLC, Series 2001-1, Class A7	6.750%		06/15/16	218,526
Total Asset-Backed Securities (identified cost, $687,007)					$702,266

COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.2%
$275,000	Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A5	4.733%		10/15/41	$293,653
330,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-C3, Class A5	3.936%		05/15/38	337,587
346,003	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class A3	4.813%		02/15/38	357,289
435,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class A5	4.878%		01/15/42	466,617
300,000	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4	5.372%		09/15/39	334,081
315,000	Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4	5.291%	(1)	01/12/44	349,892
310,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4	5.906%	(1)	06/12/46	347,191
23,897	Salomon Brothers Mortgage Securities VII, Inc., Series 2002-KEY2, Class A2	4.467%		03/18/36	23,933
Total Commercial Mortgage-Backed Securities (identified cost, $2,336,550)					$2,510,243

RESIDENTIAL MORTGAGE-BACKED SECURITIES - 0.2%
$51,948	Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 1A2	2.740%	(1)	07/25/34	$51,962
Total Residential Mortgage-Backed Securities (identified cost, $43,669)					$51,962

CORPORATE BONDS - 46.8%

AUTO MANUFACTURERS - 0.4%
$110,000	Daimler Finance North America, LLC	6.500%		11/15/13	$119,865

CAPITAL GOODS - 0.4%
$110,000	PACCAR, Inc.	6.875%		02/15/14	$123,295

CONSUMER DURABLES & APPAREL - 0.4%
$115,000	Hasbro, Inc.	6.125%		05/15/14	$125,525

CONSUMER SERVICES - 0.2%
$60,000	Brinker International, Inc.	5.750%		06/01/14	$63,322

DIVERSIFIED FINANCIALS - 12.7%
$135,000	American Express Credit Corp., Series C	7.300%		08/20/13	$146,567
55,000	Ameriprise Financial, Inc.	5.650%		11/15/15	62,180
135,000	Bank of America Corp., MTN	5.000%		05/13/21	123,186
140,000	Bear Stearns Cos., LLC (The)	5.700%		11/15/14	152,356
65,000	BlackRock, Inc.	3.500%		12/10/14	69,458
55,000	Capital One Financial Corp.	7.375%		05/23/14	60,463
260,000	Citigroup, Inc.	6.500%		08/19/13	270,755
160,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands	2.125%		10/13/15	156,925
130,000	Credit Suisse USA, Inc.	0.644%	(1)	04/12/13	127,826
260,000	Eaton Vance Corp.	6.500%		10/02/17	292,152
135,000	Equifax, Inc.	4.450%		12/01/14	142,388
225,000	General Electric Capital Corp., MTN, Series A	6.750%		03/15/32	264,233
100,000	Goldman Sachs Group, Inc. (The)	1.176%	(1)	09/29/14	90,839
115,000	Goldman Sachs Group, Inc. (The)	6.150%		04/01/18	118,843
110,000	JPMorgan Chase & Co.	6.300%		04/23/19	124,775
125,000	Merrill Lynch & Co., Inc.	6.050%		05/16/16	117,930
150,000	Moody's Corp.	5.500%		09/01/20	155,229
150,000	Morgan Stanley	5.500%		07/28/21	138,946
120,000	Nomura Holdings, Inc.	5.000%		03/04/15	120,924
135,000	PNC Funding Corp.	4.250%		09/21/15	144,849
55,000	SunTrust Banks, Inc.	6.000%		09/11/17	60,503
130,000	TD Ameritrade Holding Corp.	4.150%		12/01/14	137,490

See Notes to Financial Statements.	47

Wright Total Return Bond Fund (WTRB)
Portfolio of Investments – As of December 31, 2011

Face Amount	Description	Coupon Rate	Maturity Date	Value
DIVERSIFIED FINANCIALS (CONTINUED)
$220,000	US Bancorp, MTN	3.150%	03/04/15	$230,117
280,000	Wells Fargo & Co.	3.625%	04/15/15	293,344
280,000	Westpac Banking Corp.	4.200%	02/27/15	292,040

ENERGY - 2.2%
$205,000	Baker Hughes, Inc.	6.875%	01/15/29	$279,781
70,000	Cimarex Energy Co.	7.125%	05/01/17	73,325
50,000	Newfield Exploration Co.	6.625%	04/15/16	51,750
50,000	ONEOK Partners LP	6.850%	10/15/37	60,910
60,000	Oneok, Inc.	5.200%	06/15/15	65,812
70,000	Peabody Energy Corp.	7.375%	11/01/16	77,350
55,000	Valero Energy Corp.	9.375%	03/15/19	70,626

FOOD, BEVERAGE & TOBACCO - 2.3%
$60,000	Altria Group, Inc.	8.500%	11/10/13	$67,766
55,000	Altria Group, Inc.	9.700%	11/10/18	74,096
140,000	ConAgra Foods, Inc.	5.875%	04/15/14	153,721
150,000	Corn Products International, Inc.	4.625%	11/01/20	159,800
100,000	PepsiCo, Inc.	7.900%	11/01/18	135,195
105,000	Philip Morris International, Inc.	6.875%	03/17/14	118,191

HEALTH CARE EQUIPMENT & SERVICES - 3.1%
$115,000	Biogen Idec, Inc.	6.000%	03/01/13	$120,951
155,000	Cigna Corp.	2.750%	11/15/16	154,835
135,000	Hospira, Inc.	5.900%	06/15/14	146,350
75,000	Laboratory Corp. of America Holdings	3.125%	05/15/16	77,988
40,000	McKesson Corp.	6.500%	02/15/14	44,289
100,000	Medtronic, Inc.	4.500%	03/15/14	107,775
130,000	UnitedHealth Group, Inc.	6.000%	02/15/18	154,767
145,000	WellPoint, Inc.	4.350%	08/15/20	156,918

HOUSEHOLD & PERSONAL PRODUCTS - 0.7%
$115,000	Avon Products, Inc.	5.625%	03/01/14	$122,408
60,000	Estee Lauder Cos., Inc. (The)	6.000%	05/15/37	77,430

INDUSTRIAL - 0.2%
$70,000	Greif, Inc.	6.750%	02/01/17	$73,500

INSURANCE - 4.7%
$100,000	ACE INA Holdings, Inc.	5.875%	06/15/14	$110,379
275,000	Loews Corp.	5.250%	03/15/16	303,064
125,000	MetLife, Inc.	5.000%	06/15/15	136,283
46,000	OneBeacon US Holdings, Inc.	5.875%	05/15/13	47,290
255,000	PartnerRe Finance B, LLC	5.500%	06/01/20	257,584
55,000	Principal Financial Group, Inc.	8.875%	05/15/19	68,574
130,000	Principal Life Income Funding Trusts, MTN	0.618%	11/08/13	127,741
90,000	Prudential Financial, Inc., MTN	4.500%	11/15/20	90,663
50,000	Prudential Financial, Inc., MTN, Series D	7.375%	06/15/19	59,190
200,000	Travelers Cos., Inc. (The)	5.500%	12/01/15	224,559

MATERIALS - 1.6%
$145,000	Airgas, Inc.	4.500%	09/15/14	$153,734
120,000	Dow Chemical Co. (The)	7.375%	03/01/23	147,864
100,000	Lubrizol Corp.	8.875%	02/01/19	137,596
55,000	Steel Dynamics, Inc.	7.375%	11/01/12	57,406

MEDIA - 2.4%
$90,000	Comcast Cable Communications Holdings, Inc.	9.455%	11/15/22	$128,482
150,000	DIRECTV Holdings, LLC / DIRECTV Financing Co, Inc.	5.000%	03/01/21	160,829
95,000	McGraw-Hill Cos., Inc. (The)	5.900%	11/15/17	103,504
50,000	Time Warner Cable, Inc.	8.250%	04/01/19	62,890
115,000	Time Warner Cos., Inc.	6.950%	01/15/28	139,255
120,000	Viacom, Inc.	4.375%	09/15/14	128,632

See Notes to Financial Statements.	48

Wright Total Return Bond Fund (WTRB)
Portfolio of Investments – As of December 31, 2011

Face Amount	Description	Coupon Rate		Maturity Date	Value
MINING - 0.5%
$80,000	Barrick Gold Financeco, LLC	6.125%		09/15/13	$86,491
50,000	Rio Tinto Finance USA, Ltd.	8.950%		05/01/14	58,507

MISCELLANEOUS MANUFACTURING - 0.2%
$55,000	Tyco International Finance SA	8.500%		01/15/19	$70,942

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.4%
$115,000	Wyeth	5.500%		02/01/14	$126,132

PIPELINES - 0.9%
$60,000	Spectra Energy Capital, LLC	5.650%		03/01/20	$66,706
170,000	TransCanada PipeLines, Ltd.	6.500%		08/15/18	208,328

RETAILING - 2.0%
$55,000	AutoZone, Inc.	5.750%		01/15/15	$60,927
135,000	Best Buy Co., Inc.	6.750%		07/15/13	143,192
145,000	Kohl's Corp.	4.000%		11/01/21	148,854
72,000	Ltd. Brands, Inc.	5.250%		11/01/14	75,240
55,000	Netflix, Inc.	8.500%		11/15/17	56,788
120,000	Safeway, Inc.	5.000%		08/15/19	128,227

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.7%
$165,000	Applied Materials, Inc.	7.125%		10/15/17	$200,250

SOFTWARE & SERVICES - 2.9%
$140,000	Adobe Systems, Inc.	4.750%		02/01/20	$152,235
140,000	Computer Sciences Corp.	5.500%		03/15/13	139,335
140,000	Dun & Bradstreet Corp. (The)	6.000%		04/01/13	147,671
145,000	Ingram Micro, Inc.	5.250%		09/01/17	149,545
105,000	International Business Machines Corp.	7.625%		10/15/18	141,102
150,000	Symantec Corp.	4.200%		09/15/20	151,102

TECHNOLOGY HARDWARE & EQUIPMENT - 1.1%
$30,000	Dell, Inc.	5.625%		04/15/14	$32,915
140,000	Harris Corp.	5.000%		10/01/15	152,093
140,000	Pitney Bowes, Inc., MTN	5.250%		01/15/37	143,168

TELECOMMUNICATIONS - 2.4%
$155,000	BellSouth Corp.	6.000%		11/15/34	$176,449
70,000	British Telecommunications PLC	9.625%		12/15/30	98,904
105,000	Cellco Partnership / Verizon Wireless Capital, LLC	5.550%		02/01/14	114,135
145,000	Telefonica Emisiones SAU	4.949%		01/15/15	144,337
150,000	Verizon Global Funding Corp.	7.750%		12/01/30	209,499

TRANSPORTATION - 0.5%
$120,000	Burlington Northern Santa Fe, LLC	6.200%		08/15/36	$153,999

UTILITIES - 3.9%
$115,000	American Electric Power Co., Inc.	5.250%		06/01/15	$126,006
110,000	Consolidated Edison Co. of New York, Inc.	7.125%		12/01/18	141,704
90,000	Dominion Resources, Inc., Series E	6.300%		03/15/33	112,847
115,000	Duke Energy Indiana, Inc.	5.000%		09/15/13	121,765
80,000	Exelon Generation Co., LLC	5.200%		10/01/19	88,021
115,000	NextEra Energy Capital Holdings, Inc., Series D	7.300%	(1)	09/01/67	119,738
50,000	Pacific Gas & Electric Co.	8.250%		10/15/18	66,001
138,000	PPL Energy Supply, LLC	6.300%		07/15/13	147,493
60,000	Public Service Electric & Gas Co., MTN	5.300%		05/01/18	71,127
125,000	Sempra Energy	6.500%		06/01/16	145,955
55,000	TransAlta Corp.	4.750%		01/15/15	59,118
Total Corporate Bonds (identified cost, $13,473,550)					$14,334,226

See Notes to Financial Statements.	49

Wright Total Return Bond Fund (WTRB)
Portfolio of Investments – As of December 31, 2011

Face Amount	Description	Coupon Rate		Maturity Date	Value
U.S. GOVERNMENT INTERESTS - 41.4%

AGENCY MORTGAGE-BACKED SECURITIES - 27.8%
$141,754	FHLMC Gold Pool #A32600	5.500%		05/01/35	$155,013
31,267	FHLMC Gold Pool #C01646	6.000%		09/01/33	34,834
21,343	FHLMC Gold Pool #C27663	7.000%		06/01/29	24,898
102,971	FHLMC Gold Pool #C47318	7.000%		09/01/29	121,685
150,189	FHLMC Gold Pool #C66878	6.500%		05/01/32	170,986
121,605	FHLMC Gold Pool #C91046	6.500%		05/01/27	135,727
22,292	FHLMC Gold Pool #D66753	6.000%		10/01/23	24,626
5,337	FHLMC Gold Pool #E00903	7.000%		10/01/15	5,752
165,035	FHLMC Gold Pool #G01035	6.000%		05/01/29	183,865
82,767	FHLMC Gold Pool #G02478	5.500%		12/01/36	90,025
100,807	FHLMC Gold Pool #H19018	6.500%		08/01/37	111,915
90,234	FHLMC Gold Pool #N30514	5.500%		11/01/28	97,399
253,415	FHLMC Gold Pool #P00024	7.000%		09/01/32	285,035
13,863	FHLMC Gold Pool #P50031	7.000%		08/01/18	14,588
44,556	FHLMC Gold Pool #P50064	7.000%		09/01/30	50,361
65,656	FHLMC Pool #1B1291	2.500%	(1)	11/01/33	69,126
183,774	FHLMC Pool #1G0233	2.511%	(1)	05/01/35	194,034
29,857	FHLMC Pool #781071	5.220%	(1)	11/01/33	31,991
25,782	FHLMC Pool #781804	5.076%	(1)	07/01/34	27,602
13,621	FHLMC Pool #781884	5.152%	(1)	08/01/34	14,597
40,723	FHLMC Pool #782862	5.036%	(1)	11/01/34	43,762
197,628	FHLMC, Series 1983, Class Z	6.500%		12/15/23	224,605
142,404	FHLMC, Series 2044, Class PE	6.500%		04/15/28	164,849
550,000	FHLMC, Series 2627, Class MW	5.000%		06/15/23	616,620
95,110	FNMA Pool #253057	8.000%		12/01/29	113,420
6,481	FNMA Pool #254845	4.000%		07/01/13	6,833
6,988	FNMA Pool #254863	4.000%		08/01/13	7,365
13,394	FNMA Pool #479477	6.000%		01/01/29	14,933
12,883	FNMA Pool #489357	6.500%		03/01/29	14,729
14,516	FNMA Pool #535332	8.500%		04/01/30	17,776
28,922	FNMA Pool #545782	7.000%		07/01/32	33,690
12,954	FNMA Pool #597396	6.500%		09/01/31	14,746
77,894	FNMA Pool #621284	6.500%		12/01/31	88,668
33,750	FNMA Pool #725866	4.500%		09/01/34	36,016
90,186	FNMA Pool #738630	5.500%		11/01/33	98,602
252,268	FNMA Pool #745001	6.500%		09/01/35	284,953
141,494	FNMA Pool #745467	5.580%	(1)	04/01/36	151,483
269,319	FNMA Pool #745755	5.000%		12/01/35	291,295
116,381	FNMA Pool #747529	4.500%		10/01/33	124,234
481,531	FNMA Pool #781893	4.500%		11/01/31	517,516
40,430	FNMA Pool #809888	4.500%		03/01/35	43,120
613,366	FNMA Pool #888366	7.000%		04/01/37	701,005
550,278	FNMA Pool #888367	7.000%		03/01/37	628,903
276,277	FNMA Pool #888417	6.500%		01/01/36	315,873
46,437	FNMA Pool #906455	6.010%	(1)	01/01/37	50,194
48,282	GNMA I Pool #374892	7.000%		02/15/24	55,928
26,446	GNMA I Pool #376400	6.500%		02/15/24	30,217
36,039	GNMA I Pool #379982	7.000%		02/15/24	41,746
140,086	GNMA I Pool #393347	7.500%		02/15/27	165,467
53,999	GNMA I Pool #410081	8.000%		08/15/25	64,276
32,703	GNMA I Pool #427199	7.000%		12/15/27	38,050
1,519	GNMA I Pool #436214	6.500%		02/15/13	1,667
36,124	GNMA I Pool #448490	7.500%		03/15/27	39,797

See Notes to Financial Statements.	50

Wright Total Return Bond Fund (WTRB)
Portfolio of Investments – As of December 31, 2011

Face Amount	Description	Coupon Rate		Maturity Date	Value
AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
$45,210	GNMA I Pool #458762	6.500%		01/15/28	$52,422
34,363	GNMA I Pool #460726	6.500%		12/15/27	39,844
14,723	GNMA I Pool #488924	6.500%		11/15/28	17,072
12,256	GNMA I Pool #510706	8.000%		11/15/29	14,816
30,585	GNMA I Pool #581536	5.500%		06/15/33	34,532
88,890	GNMA II Pool #002630	6.500%		08/20/28	101,704
4,358	GNMA II Pool #002909	8.000%		04/20/30	5,277
11,238	GNMA II Pool #002972	7.500%		09/20/30	13,450
4,086	GNMA II Pool #002973	8.000%		09/20/30	4,949
39,908	GNMA II Pool #003095	6.500%		06/20/31	45,661
286,336	GNMA II Pool #004841	8.000%		08/20/31	342,760
915,610	GNMA, Series 2010-44, Class NK	4.000%		10/20/37	974,602

U.S. TREASURIES - 13.6%
$550,000	U.S. Treasury Bond	6.125%		11/15/27	$817,523
40,000	U.S. Treasury Note	1.375%		04/15/12	40,158
350,000	U.S. Treasury Note	3.875%		02/15/13	364,465
745,000	U.S. Treasury Note	3.250%		06/30/16	827,474
245,000	U.S. Treasury Note	2.750%		11/30/16	267,528
685,000	U.S. Treasury Note	4.500%		05/15/17	812,528
175,000	U.S. Treasury Note	3.125%		05/15/19	196,246
685,000	U.S. Treasury Strip	3.530-4.845%	(2)	11/15/30	398,207
995,000	U.S. Treasury Strip	4.696-5.045%	(2)	08/15/39	435,207

Total U.S. Government Interests (identified cost, $11,815,464)					$12,692,822

TOTAL FIXED INCOME INVESTMENTS (identified cost, $28,356,240) — 98.9%					$30,291,519

SHORT-TERM INVESTMENTS - 0.0%
$244	Fidelity Government Money Market Fund, 0.01% (1)				$244

TOTAL SHORT-TERM INVESTMENTS (identified cost, $244) — 0.0%					$244

TOTAL INVESTMENTS (identified cost, $28,356,484) — 98.9%					$30,291,763

OTHER ASSETS, IN EXCESS OF LIABILITIES — 1.1%					331,561

NET ASSETS — 100.0%					$30,623,324

FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
LLC — Limited Liability Company
LP — Limited Partnership
MTN — Medium Term Note
PLC — Public Limited Company
(1)	Variable rate security. Rate presented is as of December 31, 2011.
(2)	Rate presented is yield to maturity.

See Notes to Financial Statements.	51

Wright Total Return Bond Fund (WTRB)

STATEMENT OF ASSETS AND LIABILITIES		STATEMENT OF OPERATIONS
As of December 31, 2011		For the Year Ended December 31, 2011

ASSETS:		INVESTMENT INCOME (Note 1C)
Investments, at value		0	Dividend income	$35
(identified cost $28,356,484) (Note 1A)	$30,291,763		Interest income	1,282,550
Receivable for fund shares sold	10,000		Total investment income	$1,282,585
Receivable for investment securities sold	111,683
Dividends and interest receivable	262,471	Expenses –
Prepaid expenses and other assets	18,546		Investment adviser fee (Note 3)	$138,549
Total assets	$30,694,463		Administrator fee (Note 3)	21,552
			Trustee expense (Note 3)	21,023
LIABILITIES:			Custodian fee	3,031
Outstanding line of credit (Note 8)	$4,399		Accountant fee	38,436
Payable for fund shares reacquired	4,912		Pricing	29,377
Distributions payable	43,979		Distribution expenses (Note 4)	76,971
Accrued expenses and other liabilities	17,849		Transfer agent fee	30,037
Total liabilities	$71,139		Printing	144
NET ASSETS	$30,623,324		Shareholder communications	6,716
			Audit services	20,370
NET ASSETS CONSIST OF:			Legal services	1,111
Paid-in capital	$30,717,874		Compliance services	871
Accumulated net realized loss on investments	(2,029,829)		Registration costs	18,949
Unrealized appreciation on investments	1,935,279		Interest expense (Note 8)	188
Net assets applicable to outstanding shares	$30,623,324		Miscellaneous	13,319
			Total expenses	$420,644
SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	2,317,269
		Deduct –
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$13.22		Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(127,959)
			Net expenses	$292,685
			Net investment income	$989,900

		REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
			Net realized gain on investment transactions	$211,660
			Net change in unrealized appreciation (depreciation) on investments	788,844
			Net realized and unrealized gain on investments	$1,000,504
			Net increase in net assets from operations	$1,990,404

See Notes to Financial Statements.	52

Wright Total Return Bond Fund (WTRB)

Years Ended
STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2011	December 31, 2010

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income	$989,900	$968,730
0	Net realized gain on investment transactions	211,660	254,200
Net change in unrealized appreciation (depreciation) on investments	788,844	369,046
Net increase in net assets from operations	$1,990,404	$1,591,976

Distributions to shareholders (Note 2)
From net investment income	$(1,214,917)	$(1,108,572)
Total distributions	$(1,214,917)	$(1,108,572)
Net increase (decrease) in net assets resulting from fund share transactions (Note 6)	$(1,682,358)	$6,490,580
Net increase (decrease) in net assets	$(906,871)	$6,973,984

NET ASSETS:
At beginning of year	31,530,195	24,556,211
At end of year	$30,623,324	$31,530,195

See Notes to Financial Statements.	53

Wright Total Return Bond Fund (WTRB)

These financial highlights reflect selected data for a share outstanding throughout each year.

	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2011	2010	2009	2008	2007

Net asset value, beginning of year	$12.890	$12.620	$11.990	$12.390	$12.290
Income (loss) from investment operations:
Net investment income (1)	0.420	0.437	0.558	0.573	0.558
Net realized and unrealized gain (loss)	0.425	0.336	0.676	(0.373)	0.115
Total income from investment operations	0.845	0.773	1.234	0.200	0.673

Less distributions:
From net investment income	(0.515)	(0.503)	(0.604)	(0.600)	(0.573)
Net asset value, end of year	$13.220	$12.890	$12.620	$11.990	$12.390
Total Return(2)	6.68%	6.18%	10.53%	1.69%	5.64%
Ratios/Supplemental Data(3):
Net assets, end of year (000 omitted)	$30,623	$31,530	$24,556	$23,262	$24,989
Ratios (As a percentage of average daily net assets):
Net expenses	0.95%	0.83%	0.70%	0.71%	0.87%
Net expenses after custodian fee reduction	N/A	N/A	0.70%	0.70%	0.85%
Net investment income	3.22%	3.38%	4.53%	4.73%	4.56%
Portfolio turnover rate	55%	119%	61%	125%	119%

(1)	Computed using average shares outstanding.
(2)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)
For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income ratios would have been as follows:

	2011	2010	2009	2008	2007
Ratios (As a percentage of average daily net assets):
Expenses	1.37%	1.43%	1.55%	1.52%	1.41%
Expenses after custodian fee reduction	N/A	N/A	1.55%	1.51%	1.38%
Net investment income	2.80%	2.78%	3.68%	3.93%	4.03%

See Notes to Financial Statements.	54

Wright Current Income Fund (WCIF)
Portfolio of Investments – As of December 31, 2011

Face Amount	Description	Coupon Rate	Maturity Date	Value
FIXED INCOME INVESTMENTS - 98.1%

AGENCY MORTGAGE-BACKED SECURITIES - 98.1%
$21,688	FHLMC Gold Pool #C00548	7.000%	08/01/27	$25,188
63,432	FHLMC Gold Pool #C00778	7.000%	06/01/29	73,996
139,825	FHLMC Gold Pool #C01375	6.500%	07/01/32	159,187
267,179	FHLMC Gold Pool #C91034	6.000%	06/01/27	293,614
50,498	FHLMC Gold Pool #D81642	7.500%	08/01/27	59,951
75,789	FHLMC Gold Pool #D82572	7.000%	09/01/27	88,021
23,492	FHLMC Gold Pool #E00678	6.500%	06/01/14	24,760
24,483	FHLMC Gold Pool #E00721	6.500%	07/01/14	25,833
36,755	FHLMC Gold Pool #E81704	8.500%	05/01/15	39,825
772,259	FHLMC Gold Pool #G02791	5.500%	04/01/37	839,135
231,767	FHLMC Gold Pool #G02809	6.500%	05/01/36	262,219
179,807	FHLMC Gold Pool #G08012	6.500%	09/01/34	203,581
1,372,022	FHLMC Gold Pool #G08081	6.000%	09/01/35	1,515,275
915,383	FHLMC Gold Pool #G08378	6.000%	10/01/39	1,005,809
293,113	FHLMC Gold Pool #H09054	4.500%	03/01/37	307,474
149,907	FHLMC Gold Pool #H09098	6.500%	10/01/37	166,098
253,415	FHLMC Gold Pool #P00024	7.000%	09/01/32	285,035
230,871	FHLMC Gold Pool #P50019	7.000%	07/01/24	258,197
94,253	FHLMC, Series 2176, Class OJ	7.000%	08/15/29	107,749
66,191	FHLMC, Series 2201, Class C	8.000%	11/15/29	79,365
356,390	FHLMC, Series 2218, Class ZB	6.000%	03/15/30	401,080
143,920	FHLMC, Series 2259, Class ZM	7.000%	10/15/30	167,458
785,000	FHLMC, Series 3004, Class HK	5.500%	07/15/35	847,135
200,000	FHLMC, Series 3072, Class DL	6.000%	02/15/35	238,847
135,000	FHLMC, Series 3217, Class PD	6.000%	11/15/34	143,956
565,000	FHLMC, Series 3605, Class NC	5.500%	06/15/37	673,730
1,000,000	FHLMC, Series 3662, Class PJ	5.000%	04/15/40	1,130,540
196,908	FHLMC-GNMA, Series 15, Class L	7.000%	07/25/23	204,121
69,043	FHLMC-GNMA, Series 23, Class KZ	6.500%	11/25/23	77,781
123,317	FHLMC-GNMA, Series 4, Class D	8.000%	12/25/22	139,932
515,386	FNMA Pool #252034	7.000%	09/01/28	601,368
1,380,452	FNMA Pool #256182	6.000%	03/01/36	1,511,643
271,208	FNMA Pool #256972	6.000%	11/01/37	297,491
1,031,628	FNMA Pool #257138	5.000%	03/01/38	1,105,006
36,491	FNMA Pool #535131	6.000%	03/01/29	40,683
152,886	FNMA Pool #594207	6.500%	02/01/31	177,059
144,795	FNMA Pool #673315	5.500%	11/01/32	158,307
645,097	FNMA Pool #721255	5.500%	07/01/33	705,296
59,072	FNMA Pool #733750	6.310%	10/01/32	66,625
944,499	FNMA Pool #735415	6.500%	12/01/32	1,075,138
284,849	FNMA Pool #735861	6.500%	09/01/33	325,672
505,498	FNMA Pool #745001	6.500%	09/01/35	570,994
979,255	FNMA Pool #745318	5.000%	12/01/34	1,059,925
112,070	FNMA Pool #745630	5.500%	01/01/29	123,229
140,450	FNMA Pool #801357	5.500%	08/01/34	153,556
160,139	FNMA Pool #813839	6.000%	11/01/34	178,536
936,533	FNMA Pool #851655	6.000%	12/01/35	1,040,901
125,564	FNMA Pool #871394	7.000%	04/01/21	137,748
399,548	FNMA Pool #879922	5.000%	11/01/35	430,090
307,405	FNMA Pool #888211	7.000%	08/01/36	361,789
123,990	FNMA Pool #888367	7.000%	03/01/37	141,706
252,762	FNMA Pool #888534	5.000%	08/01/37	270,740
1,531,667	FNMA Pool #889307	5.000%	07/01/37	1,656,647

See Notes to Financial Statements.	55

Wright Current Income Fund (WCIF)
Portfolio of Investments – As of December 31, 2011

Face Amount	Description	Coupon Rate	Maturity Date	Value
AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
$348,803	FNMA Pool #889649	6.500%	08/01/37	$378,026
113,432	FNMA Pool #954957	6.000%	10/01/37	124,425
2,038,800	FNMA Pool #995149	6.500%	10/01/38	2,290,218
257,795	FNMA Pool #995346	6.500%	09/01/36	291,197
468,925	FNMA Pool #995656	7.000%	06/01/33	547,297
1,085,253	FNMA Pool #AB3223	4.000%	07/01/41	1,166,274
125,000	FNMA, Series 2002-15, Class QH	6.000%	04/25/32	145,375
166,000	FNMA, Series 2004-25, Class LC	5.500%	04/25/34	187,132
256,000	FNMA, Series 2004-25, Class UC	5.500%	04/25/34	288,378
339,858	FNMA, Series 2004-90, Class D	4.000%	11/25/34	364,179
205,000	FNMA, Series 2005-106, Class UK	5.500%	12/25/35	223,093
226,000	FNMA, Series 2007-76, Class PE	6.000%	08/25/37	263,992
800,000	FNMA, Series 2007-81, Class GE	6.000%	08/25/37	948,455
170,000	FNMA, Series 2008-46, Class JN	5.500%	06/25/38	190,154
155,000	FNMA, Series 2008-86, Class GD	6.000%	03/25/36	165,329
390,000	FNMA, Series 2009-96, Class DB	4.000%	11/25/29	422,455
393,361	FNMA, Series G92-43, Class Z	7.500%	07/25/22	461,633
245,656	FNMA, Series G93-5, Class Z	6.500%	02/25/23	270,493
139	GNMA I Pool #176992	8.000%	11/15/16	140
845	GNMA I Pool #177784	8.000%	10/15/16	849
7,455	GNMA I Pool #192357	8.000%	04/15/17	7,494
1,644	GNMA I Pool #194287	9.500%	03/15/17	1,654
655	GNMA I Pool #196063	8.500%	03/15/17	736
874	GNMA I Pool #212601	8.500%	06/15/17	879
1,204	GNMA I Pool #220917	8.500%	04/15/17	1,273
2,715	GNMA I Pool #223348	10.000%	08/15/18	2,733
2,004	GNMA I Pool #230223	9.500%	04/15/18	2,016
2,896	GNMA I Pool #260999	9.500%	09/15/18	3,064
4,232	GNMA I Pool #263439	10.000%	02/15/19	4,261
1,150	GNMA I Pool #265267	9.500%	08/15/20	1,157
611	GNMA I Pool #266983	10.000%	02/15/19	615
637	GNMA I Pool #286556	9.000%	03/15/20	641
776	GNMA I Pool #301366	8.500%	06/15/21	815
3,773	GNMA I Pool #302933	8.500%	06/15/21	4,462
9,081	GNMA I Pool #308792	9.000%	07/15/21	9,604
1,581	GNMA I Pool #314222	8.500%	04/15/22	1,603
1,477	GNMA I Pool #315187	8.000%	06/15/22	1,484
20,348	GNMA I Pool #319441	8.500%	04/15/22	20,791
5,458	GNMA I Pool #325165	8.000%	06/15/22	6,409
6,440	GNMA I Pool #335950	8.000%	10/15/22	6,474
96,821	GNMA I Pool #346987	7.000%	12/15/23	111,817
41,414	GNMA I Pool #352001	6.500%	12/15/23	47,172
13,636	GNMA I Pool #352110	7.000%	08/15/23	15,748
42,824	GNMA I Pool #368238	7.000%	12/15/23	49,456
23,011	GNMA I Pool #372379	8.000%	10/15/26	24,471
39,175	GNMA I Pool #399726	7.490%	05/15/25	45,728
94,049	GNMA I Pool #399788	7.490%	09/15/25	109,778
26,705	GNMA I Pool #399958	7.490%	02/15/27	31,267
25,238	GNMA I Pool #399964	7.490%	04/15/26	29,488
44,302	GNMA I Pool #410215	7.500%	12/15/25	52,170
3,630	GNMA I Pool #414736	7.500%	11/15/25	4,281
15,959	GNMA I Pool #420707	7.000%	02/15/26	18,522
12,403	GNMA I Pool #421829	7.500%	04/15/26	14,600
3,444	GNMA I Pool #431036	8.000%	07/15/26	3,631
13,431	GNMA I Pool #431612	8.000%	11/15/26	13,802
4,436	GNMA I Pool #442190	8.000%	12/15/26	5,097

See Notes to Financial Statements.	56

Wright Current Income Fund (WCIF)
Portfolio of Investments – As of December 31, 2011

Face Amount	Description	Coupon Rate	Maturity Date	Value
AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
$44,942	GNMA I Pool #448970	8.000%	08/15/27	$53,845
8,037	GNMA I Pool #449176	6.500%	07/15/28	9,319
20,713	GNMA I Pool #462623	6.500%	03/15/28	24,016
84,174	GNMA I Pool #471369	5.500%	05/15/33	95,099
238,797	GNMA I Pool #487108	6.000%	04/15/29	272,512
127,905	GNMA I Pool #489377	6.375%	03/15/29	145,964
335,584	GNMA I Pool #503405	6.500%	04/15/29	389,110
131,109	GNMA I Pool #509930	5.500%	06/15/29	148,317
231,737	GNMA I Pool #509965	5.500%	06/15/29	262,659
14,397	GNMA I Pool #538314	7.000%	02/15/32	16,899
52,122	GNMA I Pool #595606	6.000%	11/15/32	59,326
9,708	GNMA I Pool #602377	4.500%	06/15/18	10,561
17,651	GNMA I Pool #603377	4.500%	01/15/18	19,242
159,075	GNMA I Pool #615403	4.500%	08/15/33	175,018
85,211	GNMA I Pool #616829	5.500%	01/15/25	95,889
101,493	GNMA I Pool #623190	6.000%	12/15/23	115,617
348,018	GNMA I Pool #624600	6.150%	01/15/34	396,120
68,954	GNMA I Pool #640940	5.500%	05/15/35	78,305
30,001	GNMA I Pool #658267	6.500%	02/15/22	33,056
836,442	GNMA I Pool #711286	6.500%	10/15/32	969,855
31,650	GNMA I Pool #780429	7.500%	09/15/26	36,952
185,532	GNMA I Pool #780492	7.000%	09/15/24	213,003
92,588	GNMA I Pool #780685	6.500%	12/15/27	105,582
109,221	GNMA I Pool #780977	7.500%	12/15/28	131,099
272,865	GNMA I Pool #781120	7.000%	12/15/29	318,070
1,275,400	GNMA I Pool #781804	6.000%	09/15/34	1,451,684
21,120	GNMA II Pool #000723	7.500%	01/20/23	24,486
1,714	GNMA II Pool #001596	9.000%	04/20/21	2,040
23,543	GNMA II Pool #002268	7.500%	08/20/26	27,806
65,889	GNMA II Pool #002442	6.500%	06/20/27	75,418
3,606	GNMA II Pool #002855	8.500%	12/20/29	4,411
110,008	GNMA II Pool #003284	5.500%	09/20/32	124,333
71,917	GNMA II Pool #003401	4.500%	06/20/33	79,125
414,569	GNMA II Pool #003403	5.500%	06/20/33	468,295
111,200	GNMA II Pool #003554	4.500%	05/20/34	122,090
289,934	GNMA II Pool #003689	4.500%	03/20/35	318,058
716,343	GNMA II Pool #003931	6.000%	12/20/36	812,289
38,049	GNMA II Pool #004149	7.500%	05/20/38	45,647
1,129,977	GNMA II Pool #004260	6.000%	10/20/38	1,247,142
162,957	GNMA II Pool #004284	5.500%	11/20/38	178,515
629,512	GNMA II Pool #004291	6.000%	11/20/38	711,860
404,032	GNMA II Pool #004308	5.000%	12/20/38	436,746
359,900	GNMA II Pool #004412	5.000%	04/20/39	395,114
707,512	GNMA II Pool #004561	6.000%	10/20/39	801,762
637,578	GNMA II Pool #004751	7.000%	12/20/38	741,491
164,553	GNMA II Pool #004752	7.500%	11/20/38	197,207
477,366	GNMA II Pool #004753	8.000%	08/20/30	574,424
512,898	GNMA II Pool #004805	6.500%	09/20/40	586,354
174,219	GNMA II Pool #004808	8.000%	01/20/31	210,841
977,995	GNMA II Pool #004838	6.500%	10/20/40	1,118,521
1,173,532	GNMA II Pool #004848	3.500%	11/20/40	1,210,352
344,612	GNMA II Pool #004993	7.000%	03/20/41	400,698
500,000	GNMA II Pool #005257	4.000%	12/20/41	528,266
94,769	GNMA II Pool #575787	5.760%	03/20/33	106,991
102,295	GNMA II Pool #608120	6.310%	01/20/33	116,188
290,488	GNMA II Pool #610116	5.760%	04/20/33	328,269

See Notes to Financial Statements.	57

Wright Current Income Fund (WCIF)
Portfolio of Investments – As of December 31, 2011

Face Amount	Description	Coupon Rate	Maturity Date	Value
AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
$68,248	GNMA II Pool #610143	5.760%	06/20/33	$77,050
230,544	GNMA II Pool #612121	5.760%	07/20/33	260,277
219,904	GNMA II Pool #648541	6.000%	10/20/35	249,037
1,075,525	GNMA II Pool #719213	6.500%	02/20/33	1,230,401
781,191	GNMA, Series 1998-21, Class ZB	6.500%	09/20/28	904,863
176,165	GNMA, Series 1999-25, Class TB	7.500%	07/16/29	210,209
672,328	GNMA, Series 1999-4, Class ZB	6.000%	02/20/29	763,743
258,870	GNMA, Series 2000-14, Class PD	7.000%	02/16/30	306,703
201,970	GNMA, Series 2001-4, Class PM	6.500%	03/20/31	235,712
254,983	GNMA, Series 2002-22, Class GF	6.500%	03/20/32	294,049
173,528	GNMA, Series 2002-40, Class UK	6.500%	06/20/32	201,763
137,977	GNMA, Series 2002-45, Class QE	6.500%	06/20/32	158,546
223,317	GNMA, Series 2002-6, Class GE	6.500%	01/20/32	251,503
112,374	GNMA, Series 2002-7, Class PG	6.500%	01/20/32	130,672
214,000	GNMA, Series 2003-103, Class PC	5.500%	11/20/33	248,415
154,000	GNMA, Series 2003-46, Class HA	4.500%	06/20/33	174,671
179,000	GNMA, Series 2003-46, Class MA	5.000%	05/20/33	204,712
575,000	GNMA, Series 2003-57, Class C	4.500%	04/20/33	646,960
117,000	GNMA, Series 2004-16, Class GB	5.500%	06/20/33	128,015
125,000	GNMA, Series 2004-63, Class AG	6.000%	07/20/32	146,025
294,248	GNMA, Series 2005-17, Class GE	5.000%	02/20/35	319,255
100,000	GNMA, Series 2005-93, Class BH	5.500%	06/20/35	116,971
179,000	GNMA, Series 2006-17, Class TW	6.000%	04/20/36	216,675
120,000	GNMA, Series 2007-18, Class B	5.500%	05/20/35	130,023
300,000	GNMA, Series 2008-35, Class EH	5.500%	03/20/38	362,476
157,000	GNMA, Series 2009-47, Class LT	5.000%	06/20/39	181,242
2,000,000	GNMA, Series 2010-116, Class PB	5.000%	06/16/40	2,276,729
321,595	Vendee Mortgage Trust, Series 1996-1, Class 1Z	6.750%	02/15/26	377,125
264,348	Vendee Mortgage Trust, Series 1998-1, Class 2E	7.000%	03/15/28	309,444

Total Agency Mortgage-Backed Securities (identified cost, $57,511,943)				$60,154,452

TOTAL FIXED INCOME INVESTMENTS (identified cost, $57,511,943) — 98.1%				$60,154,452

SHORT-TERM INVESTMENTS - 4.4%
$2,732,046	Fidelity Government Money Market Fund, 0.01% (1)			$2,732,046

TOTAL SHORT-TERM INVESTMENTS (identified cost, $2,732,046) — 4.4%				$2,732,046

TOTAL INVESTMENTS (identified cost, $60,243,989) — 102.5%				$62,886,498

LIABILITIES, IN EXCESS OF OTHER ASSETS — (2.5)%				(1,561,082)

NET ASSETS — 100.0%				$61,325,416

FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
(1)	Variable rate security. Rate presented is as of December 31, 2011.

See Notes to Financial Statements.	58

Wright Current Income Fund (WCIF)

STATEMENT OF ASSETS AND LIABILITIES		STATEMENT OF OPERATIONS
As of December 31, 2011		For the Year Ended December 31, 2011

ASSETS:		INVESTMENT INCOME (Note 1C)
Investments, at value		0	Dividend income	$328
(identified cost $60,243,989) (Note 1A)	$62,886,498		Interest income	1,910,335
Receivable for fund shares sold	11,676		Total investment income	$1,910,663
Receivable for investment securities sold	24,582
Dividends and interest receivable	258,066	Expenses –
Prepaid expenses and other assets	20,182		Investment adviser fee (Note 3)	$218,859
Total assets	$63,201,004		Administrator fee (Note 3)	43,773
			Trustee expense (Note 3)	21,023
LIABILITIES:			Custodian fee	4,933
Payable for fund shares reacquired	$50,279		Accountant fee	39,847
Payable for investment securities purchased	1,706,896		Distribution expenses (Note 4)	121,588
Distributions payable	96,372		Transfer agent fee	35,946
Accrued expenses and other liabilities	22,041		Printing	231
Total liabilities	$1,875,588		Shareholder communications	8,372
NET ASSETS	$61,325,416		Audit services	20,492
			Legal services	3,157
NET ASSETS CONSIST OF:			Compliance services	1,026
Paid-in capital	$59,618,742		Registration costs	19,160
Undistributed net investment income	22		Miscellaneous	39,622
Accumulated net realized loss on investments	(935,857)		Total expenses	$578,029
Unrealized appreciation on investments	2,642,509
Net assets applicable to outstanding shares	$61,325,416	Deduct –
			Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(140,390)
SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	6,069,799		Net expenses	$437,639
			Net investment income	$1,473,024
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$10.10
		REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
			Net realized gain on investment transactions	$251,314
			Net change in unrealized appreciation (depreciation) on investments	1,174,061
			Net realized and unrealized gain on investments	$1,425,375
			Net increase in net assets from operations	$2,898,399

See Notes to Financial Statements.	59

Wright Current Income Fund (WCIF)

Years Ended
STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2011	December 31, 2010

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income	$1,473,024	$1,368,857
0	Net realized gain on investment transactions	251,314	244,084
Net change in unrealized appreciation (depreciation) on investments	1,174,061	261,790
Net increase in net assets from operations	$2,898,399	$1,874,731

Distributions to shareholders (Note 2)
From net investment income	$(1,997,208)	$(1,698,180)
Total distributions	$(1,997,208)	$(1,698,180)
Net increase in net assets resulting from fund share transactions (Note 6)	$19,839,935	$7,378,534
Net increase in net assets	$20,741,126	$7,555,085

NET ASSETS:
At beginning of year	40,584,290	33,029,205
At end of year	$61,325,416	$40,584,290

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF YEAR	$22	$1,499

See Notes to Financial Statements.	60

Wright Current Income Fund (WCIF)
These financial highlights reflect selected data for a share outstanding throughout each year.

	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2011	2010	2009	2008	2007

Net asset value, beginning of year	$9.910	$9.830	$9.700	$9.590	$9.510
Income (loss) from investment operations:
Net investment income (1)	0.303	0.377	0.472	0.447	0.455
Net realized and unrealized gain	0.302	0.175	0.118	0.122	0.078
Total income from investment operations	0.605	0.552	0.590	0.569	0.533

Less distributions:
From net investment income	(0.415)	(0.472)	(0.460)	(0.459)	(0.444)
From net realized gains	—	—	—	—	(0.009)
Total distributions	(0.415)	(0.472)	(0.460)	(0.459)	(0.453)
Net asset value, end of year	$10.100	$9.910	$9.830	$9.700	$9.590
Total Return(2)	6.22%	5.70%	6.20%	6.10%	5.77%
Ratios/Supplemental Data(3):
Net assets, end of year (000 omitted)	$61,325	$40,584	$33,029	$38,806	$39,699
Ratios (As a percentage of average daily net assets):
Net expenses	0.90%	0.90%	0.92%	0.96%	0.96%
Net expenses after custodian fee reduction	N/A	N/A	0.92%	0.95%	0.95%
Net investment income	3.03%	3.79%	4.81%	4.66%	4.80%
Portfolio turnover rate	50%	54%	57%	57%	47%

(1)	Computed using average shares outstanding.
(2)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)
For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income ratios would have been as follows:

	2011	2010	2009	2008	2007
Ratios (As a percentage of average daily net assets):
Expenses	1.19%	1.33%	1.32%	1.24%	1.23%
Expenses after custodian fee reduction	N/A	N/A	1.32%	1.23%	1.22%
Net investment income	2.74%	3.36%	4.41%	4.38%	4.52%

See Notes to Financial Statements.	61

The Wright Managed Income Trust
Notes to Financial Statements

1. Significant Accounting Policies

Wright Total Return Bond Fund (“WTRB”) and Wright Current Income Fund (“WCIF”) (each a “Fund” and collectively, the “Funds”) (the Funds constituting Wright Managed Income Trust (the “Trust”)), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. WTRB seeks a superior rate of total return, consisting of a high level of income plus price appreciation. WCIF seeks a high level of current income consistent with moderate fluctuations of principal.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Investment Valuations – Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations provided by third party pricing services, when these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service as described above. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Funds in a manner that most fairly reflects the security’s value, or the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B. Investment Transactions – Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C. Income – Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Funds are informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Funds’ understanding of applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium and accretion of discount. Paydown gains and losses are included in interest income.

D. Federal Taxes – Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2011, WTRB and  WCIF, for federal income tax purposes, had capital loss carryovers of $1,798,213 and $851,407, respectively, which will reduce each Fund’s taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

The Wright Managed Income Trust
Notes to Financial Statements

December 31,	WTRB	WCIF
2012	$ -	$248,470
2013	211,311	196,117
2014	1,088,772	-
2015	199,047	160,341
2017	299,083	-

As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carry overs with expiration dates.  Therefore, it is possible that all or a portion of a fund’s pre-effective capital loss carry overs could expire unused.  In addition to the amounts noted in the table above, WCIF has $246,479 available capital loss carry overs that have no expiration date.

A capital loss carryover of $444,587, included in WCIF’s amount in the table above, is available to the Fund as a result of the reorganization of Wright U.S. Government Near Term Fund on December 9, 2006. Utilization of this capital loss carryover may be limited in accordance with certain income tax regulations.

As of December 31, 2011, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended December 31, 2011, remains subject to examination by the Internal Revenue Service.

E. Expenses – The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

F. Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. Indemnifications – Under each Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Funds. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

2. Distributions to Shareholders

The net investment income of each Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are generally paid monthly.  Distributions of net realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. GAAP requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The Wright Managed Income Trust
Notes to Financial Statements
The tax character of distributions paid for the year ended December 31, 2011, and December 31, 2010, was as follows:

Year Ended 12/31/11	WTRB	WCIF
Distributions declared from:
Ordinary income	$1,214,917	$1,997,208

Year Ended 12/31/10
Distributions declared from:
Ordinary income	$1,108,572	$1,698,180

During the year ended December 31, 2011, the following amounts were reclassified due to differences between book and tax accounting, primarily for premium amortization and paydown gain (loss).

Increase (decrease):	WTRB	WCIF
Paid-in capital	$(112)	$-
Accumulated net realized gain (loss)	(224,905)	(522,707)
Accumulated undistributed net investment income (loss)	225,017	522,707

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	WTRB	WCIF
Undistributed ordinary income	$-	$22
Capital loss carryforward and post October losses	(1,798,213)	(851,407)
Unrealized appreciation	1,703,663	2,558,059
Total	$(94,550)	$1,706,674

The difference between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, premium amortization and paydown gain (loss).

3. Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Wright Investor Services, Inc. (“Wright”) as compensation for investment advisory services rendered to the Funds. The fees are computed at annual rates of the Funds' average daily net assets as noted below, and are payable monthly.

Annual Advisory Fee Rates
Fund	Under $100 Million	$100 Million to $250 Million	$250 Million to $500 Million	$500 Million to $1 Billion	Over $1 Billion
WTRB	0.45%	0.44%	0.42%	0.40%	0.35%
WCIF	0.45%	0.44%	0.42%	0.40%	0.35%

For the year ended December 31, 2011, the fee and the effective annual rate, as a percentage of average daily net assets for each of the Funds were as follows:

Fund	Investment Adviser Fee	Effective Annual Rate
WTRB	$138,549	0.45%
WCIF	$218,859	0.45%

The Wright Managed Income Trust
Notes to Financial Statements

The administrator fee is earned by Wright for administering the business affairs of each Fund. The fee is computed at an annual rate of 0.07% of the average daily net assets up to $100 million for WTRB and an annual rate of 0.09% of the average daily net assets up to $100 million for WCIF, and 0.05% of average daily net assets over $100 million. Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) serves as sub-administrator of the Funds to perform certain services of the administrator as may be agreed upon between the administrator and sub-administrator. The sub-administration fee is paid by Wright.

For the year ended December 31, 2011, the administrator fee for WTRB and WCIF amounted to $21,552 and $43,773, respectively.

Certain Trustees and officers of the Trust are Trustees or officers of the above organizations and/or of the Funds’ principal underwriter. Except as to Trustees of the Trust who are not employees of Atlantic or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Atlantic and Wright.  The Trustees are compensated by the Trust in conjunction with the Wright Managed Equity Trust, rather than on a per Trust or per Fund basis. Quarterly retainer fees are paid in the amount of $4,000 to the Lead Trustee, $3,500 to the Secretary of Independent Trustees, and $3,000 each to the remaining Trustees. In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in each Fund’s Statement of Operations.

4. Distribution and Service Plans

The Trust has in effect a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that each Fund will pay Wright Investors’ Service Distributors, Inc. (“WISDI”), the principal underwriter, a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, a distribution fee of 0.25% of the average daily net assets of each Fund for distribution services and facilities provided to the Funds by WISDI.  Distribution fees paid or accrued to WISDI for the year ended December 31, 2011, for WTRB  and WCIF were  $76,971 and $121,588, respectively. In addition, the Trustees have adopted a service plan (the “Service Plan”) which allows the Funds to reimburse the principal underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each Fund’s shares. The combined amount of service fees payable under the Service Plan and Rule 12b-1 distribution fees may not exceed 0.25% annually of each Fund’s average daily net assets. For the year ended December 31, 2011, the Funds did not accrue or pay any service fees.

Pursuant to an Expense Limitation Agreement, Wright and WISDI have agreed to waive all or a portion of their fees and reimburse expenses to the extent that total annual operating expenses exceed 0.95% and 1.00% of the average daily net assets of WTRB and WCIF, respectively, through April 30, 2012 (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business). Thereafter, the waiver and reimbursement may be changed or terminated at any time. In addition, Wright and WISDI have voluntarily agreed to further limit the total annual expenses of WCIF to 0.90% of its average daily net assets. Such voluntary limitation may be terminated at any time. Pursuant to these agreements and voluntary limitation, Wright waived and/or reimbursed investment adviser fees of $50,988 and $18,802 for WTRB and WCIF, respectively. WISDI waived distribution fees of $76,971 and $121,588 for WTRB and WCIF, respectively.

5. Investment Transactions

Purchases and sales (including maturities and paydowns) of investments, other than short-term obligations, were as follows:

The Wright Managed Income Trust
Notes to Financial Statements

Year Ended December 31, 2011
	WTRB	WCIF
Purchases -
Non-U.S. Government & Agency Obligations	$4,033,899	$ -
U.S. Government & Agency Obligations	$12,412,706	$43,651,310
Sales -
Non-U.S. Government & Agency Obligations	$3,452,785	$66,510
U.S. Government & Agency Obligations	$14,592,251	$23,697,035

6. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
WTRB
Sold	620,725	$8,102,660	969,280	$12,544,600
Issued to shareholders in payment of distributions declared	56,493	737,603	61,226	792,638
Redemptions	(806,155)	(10,522,621)	(530,770)	(6,846,658)
Net increase (decrease)	(128,937)	$(1,682,358)	499,736	$6,490,580

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
WCIF
Sold	4,106,579	$41,203,680	2,147,771	$21,431,508
Issued to shareholders in payment of distributions declared	108,804	1,090,141	110,447	1,099,985
Redemptions	(2,239,228)	(22,453,886)	(1,524,435)	(15,152,959)
Net increase	1,976,155	$19,839,935	733,783	$7,378,534

7. Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2011, as computed on a federal income tax basis, were as follows:

	Year Ended December 31, 2011
	WTRB	WCIF
Aggregate cost	$28,588,100	$60,328,439
Gross unrealized appreciation	$1,864,045	$2,583,048
Gross unrealized depreciation	(160,382)	(24,989)
Net unrealized appreciation	$1,703,663	$2,558,059

The Wright Managed Income Trust
Notes to Financial Statements

8. Line of Credit

The Funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with Union Bank of California, N.A. (“Union Bank”). The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the LIBOR rate. Because the line of credit is not available exclusively to each Fund, they may be unable to borrow some or all of the Funds’ requested amounts at any particular time. At December 31, 2011, WTRB had a balance outstanding pursuant to this line of credit of $4,399 at an interest rate of 1.30%.

The average borrowings and average interest rate (based on days with outstanding balances) for the year ended December 31, 2011, were as follows:

	WTRB	WCIF
Average borrowings	$217,323	$4,405,760
Average interest rate	1.24%	1.27%

9. Fair Value Measurements

Under GAAP for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2011, the inputs used in valuing each Fund’s investments, which are carried at value, were as follows:

WTRB

Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset-Backed Securities	$-	$702,266	$-	$702,266
Commerical Mortgage-Backed Securities	-	2,510,243	-	2,510,243
Residential Mortgage-Backed Securities	-	51,962	-	51,962
Corporate Bonds	-	14,334,226	-	14,334,226
U.S. Government Interests	-	12,692,822	-	12,692,822
Short-Term Investments	-	244	-	244
Total Investments	$-	$30,291,763	$-	$30,291,763

The Wright Managed Income Trust
Notes to Financial Statements

WCIF

Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Agency Mortgage-Backed Securities	$-	$60,154,452	$-	$60,154,452
Short-Term Investments	-	2,732,046	-	2,732,046
Total Investments	$-	$62,886,498	$-	$62,886,498

The level classification by major category of investments is the same as the category presentation in each Fund’s Portfolio of Investments.

There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2011.

10. New Accounting Pronouncement

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.”  ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”).  ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011.  Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

11. Regulated Investment Company Modernization Act

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was enacted on December 22, 2010. The Modernization Act makes changes to several of the federal income and excise tax provisions impacting each Fund. In general, the provisions of the Modernization Act are effective for the Funds' fiscal year ending December 31, 2011. The Modernization Act provides several benefits, including unlimited carryover on future capital losses, simplification provisions on asset diversification and/or qualifying income tests, and several provisions aimed at preserving the character of distributions made by a fiscal year regulated investment company.

12. Review for Subsequent Events

In connection with the preparation of the financial statements of the Funds as of and for the year ended December 31, 2011, events and transactions subsequent to December 31, 2011, have been evaluated by the Funds’ management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

The Wright Managed Income Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Wright Managed Income Trust
and the Shareholders of Wright Total Return Bond Fund and Wright Current Income Fund:

We have audited the accompanying statements of assets and liabilities of Wright Total Return Bond Fund and Wright Current Income Fund, each a series of shares of beneficial interest in The Wright Managed Income Trust (the “Funds”), including the portfolios of investments, as of December 31, 2011, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2009 were audited by other auditors whose report dated February 23, 2010, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wright Total Return Bond Fund and Wright Current Income Fund as of December 31, 2011, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 17, 2012

The Wright Managed Income Trust
Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2012 showed the tax status of all distributions paid to your account in calendar year 2011.  Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

Qualified Interest Income – Wright Total Return Bond Fund and Wright Current Income Fund designate 94.86% and 99.99%, respectively, as qualified interest income exempt from U.S. tax for foreign shareholders (QII).

Management and Organization (Unaudited)

_____________________________________________________________________
Fund Management.  The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust.  The Trustees and principal officers of the Trusts are listed below.  Except as  indicated, each individual has held the office shown or other offices in the same company for the last five years.  The business address of each Trustee and principal  officer is 440 Wheelers Farms Road, Milford, Connecticut 06461.

Definitions:

“WISDI” means Wright Investors’ Service Distributors, Inc., the principal underwriter of the Funds.
“Winthrop” means The Winthrop Corporation, a holding company which owns all of the shares of Wright and WISDI.

Name, Address and Age	Position(s) with the Trust	Term* of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trustee/ Director/ Partnership/Employment Positions Held
Interested Trustee
Peter M. Donovan** Age 69	President and Trustee	President and Trustee since Inception	Chairman, Chief Executive Officer, President and Director of Wright and Winthrop; Chief Investment Officer and Chairman of the Investment committee; a director of WISDI; President of 5 funds managed by Wright	5	None
A.M. Moody, III*** Age 75	Vice President and Trustee	Vice President of the Trusts since December, 1990; Trustee of the Trusts since January, 1990	President, AM Moody Consulting LLC (compliance and administrative services to the mutual fund industry) since July 1, 2003; President of WISDI since 2005; Vice President of 5 funds managed by Wright; Retired Senior Vice President of Wright and Winthrop; Retired President of WISDI June 30, 2003 to May 2005	5	None
Independent Trustees
James J. Clarke Age 70	Trustee	Trustee since December, 2002	President, Clarke Consulting (bank consultant - financial management and strategic planning); Director - Reliance Bank, Altoona, PA since August 1995; Director - Quaint Oak Bank, Southampton, PA since March 2007; Associate Professor of Finance at Villanova University, 1972-2002.	5	None
Dorcas R. Hardy Age 65	Trustee	Trustee since December, 1998	President, Dorcas R. Hardy & Associates ( a public policy and government relations firm) Spotsylvania, VA; Director, The Options Clearing Corporation 1997-2005; Director, First Coast Service Options since 1998.	5	None
Richard E. Taber Age 63	Trustee	Trustee since March, 1997	Chairman and Chief Executive Officer of First Country Bank, Stamford, CT	5	None
Principal Officers who are not Trustees
Michael J. McKeen Age 40	Treasurer	Treasurer since December, 2010	Senior Vice President, Atlantic Fund Services, LLC 2008 to present; 2004 to 2008 Citigroup Fund Services, LLC; Officer of 5 funds managed by Wright
Christopher A. Madden Age 44	Secretary	Secretary since December 1, 2009	Counsel at Atlantic Fund Services, LLC 2009 to present; 2005 to 2009 Citigroup Fund Services, LLC; 1997 to 2005 State Street Bank and Trust Company; Officer of 5 funds managed by Wright
*	Trustees serve an indefinite term. Officers are elected annually.
**	Mr. Donovan is an interested person of the Trusts because of his positions as President of the Trusts, Chairman, Chief Executive Officer and Director of Wright and Winthrop and Director of WISDI.
***	Mr. Moody is an interested person of the Trusts because his position as Vice President of the Trusts, President and Director of WISDI, and his affiliation as a consultant to Wright.

Board of Trustees
Annual Approval of the Investment Advisory Agreement (Unaudited)

In evaluating the Investment Advisory Contracts, the Independent Trustees met separately from the Interested Trustees and reviewed and considered materials furnished by Wright, including information regarding Wright, its affiliates and personnel, operations and financial condition. The Independent Trustees discussed with representatives of Wright the portfolio management and operations of the funds and the capabilities of Wright to provide advisory and other services to each fund. The Independent Trustees considered, among other things, the following:

1. Performance and Quality of Services. The Trustees considered the quality of services provided by Wright as well as Wright’s oversight of vendors. They noted that the vendor transitions during 2009 and 2010 have gone smoothly and the quality of customer service does not appear to be a concern. The Trustees also considered the resources devoted to Wright’s compliance efforts and the record of compliance. The Trustees concluded that the services being provided by Wright are as agreed to in the Advisory Contracts and that the quality of service is good.

The Trustees relied on market comparisons and Morningstar data to assess the performance of each Fund over one, three, five and ten year periods. The Trustees noted that Wright Selected Blue Chip Equities Fund (WSBC) underperformed its benchmark and outperformed its peer group in 2010. They also observed that, in the three to ten year time frames, WSBC had comparable performance to its peer group but lower performance relative to its benchmark.

The Trustees saw that Wright Major Blue Chip Equities Fund (WMBC) performed comparably to its benchmark and its peer group in 2010. While recognizing that the large market decline in the third quarter of 2008 distorted the longer term references, they noted that WMBC generally underperformed its peer group and benchmark in all time periods.

The Trustees observed that Wright International Blue Chip Equities Fund (WIBC) underperformed its benchmark and its peer group in 2010. They noted that WIBC underperformed its peer group and benchmark in all other time periods, although much of the longer term underperformance was tied to a large decline in 2008.

The Trustees noted Wright Total Return Bond Fund (WTRB) performed comparably to its benchmark in 2010, but fell behind its peer group during that period. They also noted that in prior periods WTRB performed comparably to the index while outperforming its peer group.

The Trustees observed that Wright Current Income Fund (WCIF) outperformed its peer group and was comparable to its benchmark in 2010, noting that WCIF has consistently outperformed its peer group across all time periods.

2. Fees and expense ratios. The Trustees noted that the Funds’ expense ratios exceed those of some of their peers, but are reasonably similar. The Trustees specifically noted that the WIBC’s net expense ratio exceeded its peer group average, although WIBC’s gross expense ratio and management fee were commensurate with the peer group average. They also considered the contractual expense limitations in place for each Fund. The Trustees concluded that, based upon the information provided by Wright, the compensation paid by the funds to Wright is in the average range of compensation charged by other advisers for similar services and appear fair, and also that the Funds’ expenses do not appear excessive.

3. Relationship of fees and performance. The Trustees recognized the impact of the decline in the equity market in 2008, noting that the equity Funds rebounded nicely in 2009 and 2010. They observed that performance in 2010 was slightly below average for the Funds generally, with the exception of WIBC which underperformed. The Trustees assessed each Fund’s fee structure against those of its peer group, as well as in comparison to the fee structure for private accounts. The Trustees concluded that, based on the overall short-term and long-term performance of the Funds, the fee structure appears to be fair and reasonable.

4. Profitability and Economies of Scale. The Trustees assessed the level of profitability to Wright as adviser to each Fund and concluded that such was reasonable and not excessive. The Trustees also considered Wright’s financial condition, and noted that a subsidy by Wright to any Fund limits overall profitability of that Fund to Wright. The Trustee observed that the Funds have breakpoints which appear to be typical and serve to limit concerns over economies of scale. The Trustees concluded that economies of scale are not a major concern at the Funds’ current asset levels.

Important Notices Regarding Privacy, Delivery of Shareholder
Documents, Portfolio Holdings and Proxy Voting (Unaudited)

The Wright Managed Blue Chip Investment Funds
Wright Investors’ Service, Inc.
Wright Investors’ Service Distributors, Inc.

Privacy Policy

Wright is committed to ensuring your financial privacy. Each of the above financial institutions has the following policy in effect with respect to nonpublic personal information about its customers:

• The only such information we collect is information received from customers, through application  forms or otherwise, and information which we necessarily receive in connection with your Wright fund transactions.

• We will not disclose this information to anyone except as required or permitted by law. Such disclosure includes that made to other companies such as transfer agents and their employees and to our employees, in each case as necessary to service your account.

• We have adopted polices and procedures (including physical, electronic and procedural safeguards) that are designed to protect the confidentiality of this information.

For more information about Wright’s privacy policies please feel free to call (800) 888-9471.

Important Notice Regarding Delivery of Shareholders Documents

The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Wright, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Wright, or your financial adviser, otherwise.

If you would prefer that your Wright documents not be householded, please contact Wright at (800) 888-9471, or your financial adviser.

Your instructions that householding not apply to delivery of your Wright documents will be effective within 30 days of receipt by Wright or your financial adviser.

Portfolio Holdings

In accordance with rules established by the SEC, the Funds send semi-annual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth quarters, respectively, within 60 days of quarter-end and after filing with the SEC. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Funds’ complete portfolio holdings as reported in annual and semi-annual reports and on Form N-Q are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://sec.gov/info/edgar/prrules.htm or by calling (800) SEC-0330). After filing, the Funds’ portfolio holdings as reported in annual and semi-annual reports are also available on Wright’s website at www.wisi.com and are available upon request at no additional cost by contacting Wright at (800) 888-9471.

Important Notices Regarding Privacy, Delivery of Shareholder
Documents, Portfolio Holdings and Proxy Voting (Unaudited)

Important Notices Regarding Privacy, Delivery of Shareholder
Documents, Portfolio Holdings and Proxy Voting (Unaudited)

Proxy Voting Policies and Procedures

From time to time funds are required to vote proxies related to the securities held by the funds. The Wright Managed Blue Chip Investment Funds vote proxies according to a set of policies and procedures approved by the Funds’ Board. You may obtain a description of these policies and procedures and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 without charge, upon request, by calling (800) 888-9471. This description is also available on the SEC website at http://www.sec.gov.

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The Wright Managed Blue Chip Investment Funds

(continued from inside front cover)

Two Fixed-Income Funds

Wright Total Return Bond Fund (WTRB) (the "Fund") is a diversified portfolio of investment grade government and corporate bonds and other debt securities of varying maturities which, in the Adviser's opinion, will achieve the portfolio objective of best total return (i.e. the total of ordinary income plus capital appreciation). Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly. The Fund's benchmark is the Barclays Capital U.S. Aggregate Bond Index.

Wright Current Income Fund (WCIF) (the "Fund") may be invested in a variety of securities and may use a number of strategies, including GNMAs, to produce a high level of income with reasonable stability of principal. The Fund reinvests all principal payments. Dividends are accrued daily and paid monthly. The Fund's benchmark is the Barclays Capital GNMA Backed Bond Index.

WRIGHT
INVESTORS' SERVICE

Wright Investors' Service Distributors, Inc.
440 Wheelers Farms Road, Milford, CT 06461

Annual Report

Officers and Trustees of the Funds
Peter M. Donovan, President and Trustee
A. M. Moody III, Vice President and Trustee
James J. Clarke, Trustee
Dorcas R. Hardy, Trustee
Richard E. Taber, Trustee
Christopher A. Madden, Secretary
Michael J. McKeen, Treasurer

Investment Adviser and Administrator
Wright Investors' Service, Inc.
440 Wheelers Farms Road
Milford, Connecticut 06461

Principal Underwriter
Wright Investors' Service Distributors, Inc.
440 Wheelers Farms Road
Milford, Connecticut 06461
(800) 888-9471
e-mail: wright@wisi.com

Custodian
Union Bank, NA
350 California Street
San Francisco, California 94104

Transfer and Dividend Disbursing Agent
Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.

comb-anr-111231

ITEM 2. CODE OF ETHICS.

(a)
As of the end of the period covered by this report, The Wright Managed Equity Trust  (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant’s Code of Ethics during the period covered by this report.

(e)	Not applicable.

      (f) (3)  The registrant undertakes to provide a copy of such code of ethics to any person upon request,     without charge, by calling 1-800-888-9471.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board has designate James J. Clarke, an independent trustee, as its audit committee financial expert.  Mr. Clarke is the Principal of Clarke Consulting, a financial management and strategic planning firm.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with the statutory and filings or engagements for those fiscal years were, $88,992 in 2010 and $42,000 in 2011.

(b) Audit-Related Fees

None.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $17,110 in 2010 and $9,000 in 2011.  The nature of the services comprising these fees were tax compliance, tax advice and tax planning including fees for tax return preparation.

(d) All Other Fees

None.

(e) (1) The registrant’s audit committee has adopted an Audit Committee Charter which contains policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter,  the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee, and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees with the exception of any de minimus engagement meeting applicable requirements.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the registrant’s audit committee.  The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation and oversight of the registrant’s principal accountant.

     (2) Not applicable.

(f) Not applicable

(g) Not applicable.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.
(a)	Included as part of report to stockholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which a Fund’s shareholder may recommend nominees to the registrant’s board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A(17 CFR240 14a-101), or this item.

ITEM 11. CONTROLS AND PROCEDURES
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified to the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

(a)(1)  Registrant’s Code of Ethics – Not applicable (please see Item 2)
(a)(2) Treasurer’s and President’s Section 302 certification
(a)(3)  Not applicable.
(b)      Combined 906 certification

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      The Wright Managed Equity Trust (On behalf of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund)

By:	/s/ Peter M. Donovan
Peter M. Donovan
President

Date:	February 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Peter M. Donovan
Peter M. Donovan
President

Date:	February 29, 2012

By:	/s/ Michael J. McKeen
Michael J. McKeen
Treasurer

Date:	February 29, 2012